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Notice of 2020 Annual Meeting of Stockholders and Proxy Statement

1600 Amphitheatre Parkway Mountain View, California 94043 (650) 253-0000 DEAR STOCKHOLDERS We are pleased to invite you to participate in our 2020 Annual Meeting of Stockholders (Annual Meeting) to be held on Wednesday, June 3, 2020 at 9:00 a.m., Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location. Alphabet stockholders of Class A or Class B common stock (or their proxy holders) as of the close of business on April 7, 2020, the record date, can participate in and vote at our Annual Meeting by logging in with the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice of Internet Availability of Proxy Materials (Notice) or the proxy card, or within the body of the email for electronic delivery recipients, at www.virtualshareholdermeeting.com/GOOGL20. All others may view the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR. Further details regarding participation in the Annual Meeting and the business to be conducted are described in the Notice you received in the mail and in this proxy statement. We have also made available a copy of our 2019 Annual Report to Stockholders (Annual Report) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business. We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the 2020 Annual Meeting section of our Investor Relations website at www.abc.xyz/investor/other/annual-meeting/. Your vote is important. Whether or not you plan to participate in the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail. Thank you for your ongoing support of, and continued interest in Alphabet. Sincerely, SUNDAR PICHAI CHIEF EXECUTIVE OFFICER JOHN L. HENNESSY CHAIRMAN OF THE BOARD OF DIRECTORS APRIL 24, 2020

LETTER FROM THE CHAIRMAN OF THE BOARD OF DIRECTORS Dear Fellow Stockholders, As I am writing this, our world is gripped by the COVID-19 global pandemic. There’s a lot of uncertainty about what our lives will look like when this is all over, which is scary for everyone. That’s why I find it especially important to find opportunities for optimism, and we should all take pride that Alphabet’s response to this crisis has been a source of support and hope for people around the globe. Your company has rallied to help people in numerous ways. Google’s services are keeping people informed and connected; GSuite and Chromebooks are helping adults to work and children to learn; the company has major efforts to support small businesses and nonprofits; it is helping people looking for accurate and trustworthy answers to their questions. Beyond this, we’re investing in mask production to help health care workers on the front lines, and Verily has been rolling out a testing service in the Bay Area and beyond. We’re particularly focused on actively supporting our own workforce in this difficult time, including our extended workforce and caregivers – like parents who need more flexible working arrangements at this time. All told, it’s been truly inspiring to watch our company step up to meet a historically great challenge with the ingenuity, integrity and creative problem-solving we were built on. Our response has been driven and overseen by the Google and Alphabet CEO, Sundar. This past year, Larry and Sergey left their posts as leaders of Alphabet and the Board appointed Sundar to lead us into the future (Larry and Sergey remain involved as founders and Board members). Obviously, we all owe a huge debt of gratitude to Larry and Sergey for building this company with the vision and inventiveness that made us what we are today, 22 years after it all started. I am also very excited to see where Sundar takes us going forward. The Alphabet structure allows us to have a portfolio of different businesses with different time horizons, while also allowing us to set up independent companies that can raise money from outside investors, which Other Bets like Waymo and Verily have successfully done. As our company builds technologies that improve the lives of people everywhere, the Board continues our commitment to making sure everything we do is ethical, fair, and responsible, serving the best interests of our users, employees, and stockholders at all times. Over the past year, the Board has overseen the company’s initiatives in a number of important areas: Ethical use of technology: The benefits of technological progress lately have come with some negative unintended side effects, generating questions about the ethics and responsibilities of those of us working in this industry. We’ve dedicated ourselves to doing what we can to mitigate some of the consequences of bad actors using technology for harmful ends. For example, we have strengthened YouTube’s content policies, leading to more removals of hate speech, supremacist content, while also elevating authoritative sources. We have given people improved ways to control and remove their data when they use Google’s services. Our AI Principles were created to guide the ethical use of AI, helping to ensure that AI technology is deployed in a manner that is safe, accountable, minimizes bias, and generates societal benefit. In one case, we’ve collaborated with independent experts using the UN’s Guiding Principles on Business and Human Rights as a framework, to assess new products’ potential impact on human rights.

•Improving our workplace: We’re constantly working to ensure our employees are treated fairly, compensated equitably, and that substantiated claims of misconduct are dealt with firmly. Over the last year, Google eliminated the requirement of arbitration for employment claims, giving claimants broader leeway in how they bring about their complaints. Our latest pay-equity report included the highest-ever percentage of Googlers (93%) and led to more than $5 million in pay adjustments. We continue to build on our commitment to hire, retain, and equitably compensate the most diverse and inclusive workforce possible. •Championing sustainability: We are focused on sustainability across all of our products and services. We’ve been a carbon-neutral company since 2007, and in 2019, we made the largest corporate purchase of renewable energy in the world. Compared with five years ago, our data centers now deliver around seven times as much computing power with the same amount of electrical power, and we're applying machine learning to drive energy efficiency even further. We also implemented a program that offsets the carbon emissions from shipping for any product you buy on Google Shopping or any Made by Google hardware. This is by no means an exhaustive list; they’re just some of the ways we are creating an Alphabet built with transparency, care, and integrity, as top priorities. As a Board, we realize that you have placed your trust in us to help lead Alphabet into the future, and to do so in a way that makes you proud not just of what we do, but how we do it. We cherish that trust, and look forward to working with you to make sure we’re all building the best possible company, together. On behalf of the Board of Directors, we look forward to working with you, and serving you, in the years to come. Thank you for your support and feedback. Very truly yours, JOHN L. HENNESSY CHAIRMAN OF THE BOARD OF DIRECTORS

NOTICE of 2020 Annual Meeting of Stockholders WEDNESDAY, JUNE 3, 2020 9:00 a.m., Pacific Time VIRTUAL MEETING Alphabet stockholders of Class A or Class B common stock (or their proxy holders) as of the close of business on April 7, 2020, the record date, can participate in and vote at our Annual Meeting by logging in with the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice or the proxy card, or within the body of the email for electronic delivery recipients, at www. virtualshareholdermeeting.com/GOOGL20. All others may view the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR. ITEMS OF BUSINESS 1. To elect eleven members of the Board of Directors of Alphabet (the Board of Directors) to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. 2. To ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. To approve an amendment to Alphabet’s Amended and Restated 2012 Stock Plan to increase the share reserve by 8,500,000 shares of Class C capital stock. 4. To approve, on an advisory basis, compensation awarded to named executive officers. 5. To consider and vote upon the stockholder proposals set forth in the proxy statement, if properly presented. 6. To consider such other business as may properly come before the meeting. By order of the Board of Directors, Sundar Pichai Chief Executive Officer John L. Hennessy Chairman of the Board of Directors ADJOURNMENTS AND POSTPONEMENTS Any action on the items of business described in this Notice of 2020 Annual Meeting of Stockholders may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed. RECORD DATE You are entitled to vote only if you were a stockholder of Alphabet Class A or Class B common stock as of the close of business on April 7, 2020 (Record Date). MEETING DETAILS See Annual Meeting of Stockholders on page 9 of this proxy statement for details. VOTING Your vote is very important. Whether or not you plan to participate in the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice you received in the mail, the section titled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 83 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. April 24, 2020 REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS: Please refer to the enclosed proxy materials or the information forwarded by your bank, broker, or other holder of record to see which voting methods are available to you. Vote in Advance of the Meeting INTERNET Visit the website on your proxy card BY TELEPHONE Call the telephone number on your proxy card BY MAIL Sign, date, and return your proxy card in the enclosed envelope Vote Online During the Meeting INTERNET See page 85 for details on voting your shares during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL20 This Notice of 2020 Annual Meeting of Stockholders, proxy statement, and form of proxy card are being distributed and made available on or about April 24, 2020. In this proxy statement, the words “Alphabet,” the “company,” “we,” “our,” “ours,” “us,” and similar terms refer to Alphabet Inc. and its consolidated subsidiaries, unless the context indicates otherwise, and the word “Google” refers to Google LLC, a wholly owned subsidiary of Alphabet.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS This proxy statement and our 2019 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available at https://abc.xyz/investor/other/annual-meeting/.

INCORPORATION BY REFERENCE To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Alphabet under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Executive Compensation—Leadership Development and Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

2020 PROXY STATEMENT SUMMARY THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER, AND YOU SHOULD READ THE ENTIRE PROXY STATEMENT CAREFULLY BEFORE VOTING. ——ANNUAL MEETING OF STOCKHOLDERS Time and Date: Virtual Meeting Access: Record Date: 9:00 a.m., Pacific Time, on Wednesday, June 3, 2020 Alphabet stockholders (or their proxy holders) can participate in and vote at our Annual Meeting by logging in with the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice or the proxy card, or within the body of the email for electronic delivery recipients, at www. virtualshareholdermeeting.com/GOOGL20. April 7, 2020 All others may view the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR. Voting: Holders of Class A or Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one (1) vote with respect to each director nominee and one (1) vote with respect to each of the proposals to be voted on. Each share of Class B common stock is entitled to ten (10) votes with respect to each director nominee and ten (10) votes with respect to each of the proposals to be voted on. The holders of the shares of Class A common stock and Class B common stock are voting as a single class on all matters. Holders of Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting. Participating in the Annual Meeting: This year’s Annual Meeting will be accessible through the Internet only. We have adopted a virtual format for our Annual Meeting to make participation accessible for stockholders from any geographic location with internet connectivity. We have worked to offer the same participation opportunities as were provided at the in-person portion of our past meetings while further enhancing the online experience available to all stockholders regardless of their location. You are entitled to participate in the Annual Meeting only if you were a holder of Class A or Class B common stock as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/GOOGL20, you must enter the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice or the proxy card, or within the body of the email for electronic delivery recipients. We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the Annual Meeting on June 3, 2020. If you have difficulty accessing the meeting, please call 1-800-586-1548 (toll free) or 1-303-562-9288 (international). We will have technicians available to assist you. We will also make the Annual Meeting viewable to anyone interested through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR.

——VOTING MATTERS AND VOTE RECOMMENDATIONS Proposal Alphabet Board Voting Recommendation Page Reference (for more detail) MANAGEMENT PROPOSALS: (1) Election of eleven directors FOR each nominee 54 (2) Ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2020 FOR 55 (3) An amendment to Alphabet’s Amended and Restated 2012 Stock Plan to increase the share reserve by 8,500,000 shares of Class C capital stock FOR 56 (4) Advisory vote to approve named executive officer compensation FOR 60 STOCKHOLDER PROPOSALS: (5) Stockholder proposal regarding equal shareholder voting AGAINST 62 (6) Stockholder proposal regarding a report on arbitration of employment-related claims AGAINST 64 (7) Stockholder proposal regarding the establishment of a human rights risk oversight committee AGAINST 66 (8) Stockholder proposal regarding non-binding vote on amendment of bylaws AGAINST 69 (9) Stockholder proposal regarding a report on sustainability metrics AGAINST 71 (10) Stockholder proposal regarding a report on takedown requests AGAINST 73 (11) Stockholder proposal regarding majority vote for election of directors AGAINST 75 (12) Stockholder proposal regarding a report on gender/racial pay equity AGAINST 77 (13) Stockholder proposal regarding the nomination of human rights and/or civil rights expert to the board AGAINST 79 (14) Stockholder proposal regarding a report on whistleblower policies and practices AGAINST 81 Vote in Advance of the Meeting Vote Online During the Meeting Vote your shares at www.proxyvote.com. Have your Notice of Internet Availability or proxy card for the 16-digit control number needed to vote. Call toll-free number 1-800-690-6903. Sign, date, and return the enclosed proxy card or voting instruction form. See page 85 for details on voting your shares during the Annual Meeting through www.virtualshareholdermeeting. com/GOOGL20

——CORPORATE GOVERNANCE We are committed to a corporate governance structure that promotes long-term stockholder value creation by providing effective leadership and Board of Directors composition while providing our stockholders with both the opportunity to provide direct feedback and key substantive rights to ensure accountability. Our Board of Directors believes that having a mix of directors with complementary qualifications, expertise, experience, and attributes is essential to meeting its oversight responsibility, representing the best interests of our stockholders, and providing practical insights and diverse perspectives. Effective Board Oversight Declassified Board with all members standing for election annually Independent Chairman of the Board, separate from Chief Executive Officer role Fully independent Audit Committee, Leadership Development and Compensation Committee, and Nominating and Corporate Governance Committee Diverse Board in terms of gender, race, experience, skills, and tenure Regular executive sessions of independent directors Annual Board and Committee evaluations Orientation and continuing education programs for directors Minimum stock ownership requirements for directors and executive officers

——2020 DIRECTOR NOMINEES The following table provides summary information about each director nominee as of April 24, 2020. Name Director Since Occupation Experience/Qualification Independent Membership on Standing Committees AC LDCC NCGC EC Larry Page 1998 Co-Founder Leadership, Technology, Global . Sergey Brin 1998 Co-Founder Leadership, Technology, Global Sundar Pichai 2017 Chief Executive Officer, Alphabet and Google Leadership, Technology, Global John L. Hennessy† 2004 Former President of Stanford University Leadership, Education, Technology . Frances H. Arnold 2019 Linus Pauling Professor of Chemical Engineering, Bioengineering and Biochemistry at California Institute of Technology Leadership, Education, Science L. John Doerr 1999 General Partner and Chairman of Kleiner Perkins Leadership, Technology, Finance, Global, Industry . Roger W. Ferguson, Jr. 2016 President and Chief Executive Officer of TIAA Leadership, Finance, Global Ann Mather 2005 Former Executive Vice President and Chief Financial Officer of Pixar Leadership, Finance . Alan R. Mulally 2014 Former Chief Executive Officer and President of Ford Motor Company Leadership, Finance, Global, Industry K. Ram Shriram 1998 Managing Partner of Sherpalo Ventures Leadership, Technology, Global, Industry Robin L. Washington 2019 Former Executive Vice President and Chief Financial Officer of Gilead Sciences Leadership, Technology, Finance, Global, Industry AC Audit Committee LDCC Leadership Development and Compensation Committee NCGC Nominating and Corporate Governance Committee EC Executive Committee . Committee Chairperson Audit Committee Financial Expert † Chairman of the Board of Directors ——AUDITORS We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Set forth below is summary information with respect to the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during 2018 and 2019 (in thousands). 2018 ($) 2019 ($) Audit Fees 16,072 20,112 Audit-Related Fees 6,232 7,185 Tax Fees 4,377 1,944 Other Fees 764 608 Total Fees 27,445 29,848

——EXECUTIVE COMPENSATION ADVISORY VOTE Our Board of Directors recommends that stockholders vote to approve, on an advisory basis, the compensation paid to our named executive officers as described in this proxy statement, for the reasons below. Sound Program Design Best Practices in Executive Compensation We design our executive officer compensation programs to attract and retain the world’s best talent, support Alphabet’s culture of innovation and performance, and align employee and stockholder interests. We achieve our objectives through compensation that: Provides a competitive total pay opportunity Consists primarily of stock-based compensation, aligning executives’ interests with stockholders Enhances long-term focus through multi-year vesting of stock awards Does not encourage unnecessary and excessive risk taking Our leading practices include: Minimum stock ownership requirements No excessive perquisites (no executive-only club memberships or medical benefits) or tax gross-ups No employment contracts or change in control benefits A policy prohibiting pledging and hedging ownership of Alphabet stock No executive-only retirement programs

14    ALPHABET • 2020 PROXY STATEMENT

ALPHABET • 2020 PROXY STATEMENT    15

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE Corporate Governance Highlights Our Board of Directors is composed of highly experienced directors who have led, advised, and established leading global organizations and institutions. Our Board of Directors has taken a thoughtful approach to board composition to ensure that our directors have backgrounds that collectively add significant value to the strategic decisions made by the Company and that enable them to provide oversight of management to ensure accountability to our stockholders. Our directors have extensive backgrounds as entrepreneurs, technologists, operational and financial experts, academics, scientists, investors, advisors, nonprofit board members, and government leaders. In addition, we have worked hard to strike the right balance between long-term understanding of our business and fresh external perspectives, adding four new directors in the past five years, as well as to ensure diversity of backgrounds and perspectives within the boardroom. Our Director Nominees Technology 7 Finance 6 Leadership 11 Global Business 9 Nonprofit Board 8 Independent Directors Gender & Ethnic Diverse Directors 73% Independent Non-Independent Gender & Ethnic Diverse 55%

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——DIRECTORS AND EXECUTIVE OFFICERS The names of our directors and executive officers and their ages, positions, and biographies as of December 31, 2019 are set forth below. Our executive officers are appointed by and serve at the discretion of our Board of Directors. There are no family relationships among any of our directors or executive officers. Name Age Position Larry Page 47 Co-Founder and Director Sergey Brin 46 Co-Founder and Director Sundar Pichai 47 Chief Executive Officer, Alphabet and Google, and Director John L. Hennessy 67 Chairman of the Board Frances H. Arnold 63 Director L. John Doerr 68 Director Roger W. Ferguson, Jr. 68 Director Ann Mather 59 Director Alan R. Mulally 74 Director K. Ram Shriram 62 Director Robin L. Washington 57 Director Ruth M. Porat 62 Senior Vice President, and Chief Financial Officer, Alphabet and Google David C. Drummond 56 Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet (retired January 2020) LARRY PAGE Director since: 1998 Co-Founder Larry Page is one of Google’s Co-Founders and has served as a member of our Board of Directors since its inception in September 1998, as Google’s Chief Executive Officer from April 2011 to October 2015, and as Alphabet’s Chief Executive Officer from October 2015 to December 2019. From July 2001 to April 2011, Larry served as Google’s President, Products. In addition, from September 1998 to July 2001, Larry served as Google’s Chief Executive Officer, and from September 1998 to July 2002, as Google’s Chief Financial Officer. Larry holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree in engineering, with a concentration in computer engineering, from the University of Michigan. SERGEY BRIN Director since: 1998 Co-Founder Sergey Brin is one of Google’s Co-Founders and has served as a member of our Board of Directors since its inception in September 1998, as Google’s President from May 2011 to October 2015, and as Alphabet’s President from October 2015 to December 2019. From July 2001 to April 2011, Sergey served as Google’s President, Technology and Co-Founder. In addition, from September 1998 to July 2001, Sergey served as Google’s President and Chairman of Google’s Board of Directors. Sergey holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree with high honors in mathematics and computer science from the University of Maryland at College Park.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

SUNDAR PICHAI

Director since: **2017** **Chief Executive Officer, Alphabet and Google**	Sundar Pichai, Chief Executive Officer of Alphabet since December 2019 and Google since October 2015, has served as a member of our Board of Directors since July 2017. Sundar previously served as Google's Senior Vice President of Products from October 2014 to October 2015, and as Google's Senior Vice President of Android, Chrome and Apps from March 2013 to October 2014. Since joining Google in April 2004, Sundar has held various positions, including Google's Senior Vice President, Chrome and Apps; Senior Vice President, Chrome; and Vice President, Product Management. Prior to joining Google, Sundar worked in engineering and product management at Applied Materials, Inc., a semiconductor company, and in management consulting at McKinsey & Company, a management consulting firm. Sundar holds a Master of Science degree in materials science and engineering from Stanford University, a Master of Business Administration degree from The Wharton School of the University of Pennsylvania, and a Bachelor of Engineering degree with honors in metallurgical engineering from the Indian Institute of Technology Kharagpur.

JOHN L. HENNESSY

Director since: **2004**	John L. Hennessy has served as a member of our Board of Directors since April 2004 and as Chairman of the Board of Directors since January 2018. John previously served as our Lead Independent Director from April 2007 to January 2018. John is the James F. and Mary Lynn Gibbons Professor of Computer Science and Electrical Engineering in the Stanford School of Engineering, and the Shriram Family Director of Stanford's Knight-Hennessy Scholars, a graduate-level scholarship program. John served as the President of Stanford University from September 2000 to August 2016. John was previously a director and a member of the nominating and governance committee and acquisition committee of Cisco Systems, Inc., a networking equipment company, from January 2002 to December 2018. He also serves as a trustee of the Gordon and Betty Moore Foundation and as a director of the Chan Zuckerberg Biohub. From 1994 to August 2000, John held various positions at Stanford, including Dean of the Stanford University School of Engineering and Chair of the Stanford University Department of Computer Science. John holds a Doctoral degree and a Master of Science degree in computer science from the State University of New York, Stony Brook, and a Bachelor of Science degree in electrical engineering from Villanova University.

FRANCES H. ARNOLD

Director since: **2019**	Frances H. Arnold has served as a member of our Board of Directors since December 2019. Frances manages a research group and is the Linus Pauling Professor of Chemical Engineering, Bioengineering and Biochemistry at the California Institute of Technology, and Director of the Donna and Benjamin M. Rosen Bioengineering Center. She joined the California Institute of Technology in 1986 and has served as a Visiting Associate, Assistant Professor, Professor, and Director. Frances's laboratory focuses on protein engineering by directed evolution, with applications in alternative energy, chemicals, and medicine. She is the recipient of numerous honors, including the Nobel Prize in Chemistry, the Millennium Technology Prize, induction into the National Inventors Hall of Fame, Fellow of the National Academy of Inventors, the ENI Prize in Renewable and Nonconventional Energy, the U.S. National Medal of Technology and Innovation, and the Charles Stark Draper Prize of the U.S. National Academy of Engineering. Frances is an elected member of all three U.S. National Academies of Science, Medicine, and Engineering, as well as the American Academy of Arts and Sciences. Frances serves as a director of Illumina, Inc., a provider of integrated systems for the analysis of genetic variation and biological function, since 2016, and serves as Chair of its Science and Technology Committee and as a member of the Nominating and Corporate Governance Committee. Frances holds a Bachelor of Science degree in mechanical and aerospace engineering from Princeton University and a Doctoral degree in chemical engineering from the University of California, Berkeley.

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L. JOHN DOERR Director since: 1999 L. John Doerr has served as a member of our Board of Directors since May 1999. John has been a General Partner of Kleiner Perkins, a venture capital firm, since August 1980. John has also been a member of the board of directors of Amyris, Inc., a renewable products company, since May 2006, and serves as chair of its nominating and governance committee, and Bloom Energy Corporation, a clean energy company, since May 2002, and serves as its lead independent director and a member of the compensation and organization development committee. John was previously a director of Zynga, Inc., a provider of social game services, from April 2013 to May 2017. John holds a Master of Business Administration degree from Harvard Business School, and a Master of Science degree in electrical engineering and computer science, and a Bachelor of Science degree in electrical engineering from Rice University. ROGER W. FERGUSON, JR. Director since: 2016 Roger W. Ferguson, Jr. has served as a member of our Board of Directors since June 2016. Roger has served as the President and Chief Executive Officer of TIAA, a major financial services company, since April 2008. He joined TIAA after his tenure at Swiss Re, a global reinsurance company, where he served as Chairman of the firm’s America Holding Corporation, Head of Financial Services, and a member of the Executive Committee from 2006 to 2008. Prior to that, Roger joined the Board of Governors of the U.S. Federal Reserve System in 1997 and served as its Vice Chairman from 1999 to 2006. From 1984 to 1997, he was an associate and partner at McKinsey & Company. Roger has been a member of the board of directors of General Mills, Inc., a manufacturer and marketer of branded consumer foods, since December 2015, and serves as chair of its corporate governance committee and as a member of its finance committee. He has been a member of the board of directors of International Flavors & Fragrances, Inc., a creator of flavors and fragrances, since April 2010, and serves as chair of its compensation committee. Roger is also a member of the Smithsonian Institution’s Board of Regents and serves on the New York State Insurance Advisory Board and the Board of the American Council of Life Insurers. He is a fellow of the American Academy of Arts & Sciences and co-chairs its Commission on the Future of Undergraduate Education. He is Chairman of the Conference Board and serves on the boards of the Institute for Advanced Study, and the Memorial Sloan Kettering Cancer Center. He is a fellow of the American Philosophical Society and a member of the National Association of Business Economics, Economic Club of New York, the Council on Foreign Relations, and the Group of Thirty. Roger served on President Obama’s Council on Jobs and Competitiveness as well as its predecessor, the Economic Recovery Advisory Board, and he co-chaired the National Academy of Sciences’ Committee on the Long-Run Macro-Economic Effects of the Aging U.S. Population. Roger holds a Bachelor of Arts degree in economics, a Doctoral degree in economics, and a Juris Doctor degree, all from Harvard University. ANN MATHER Director since: 2005 Ann Mather has served as a member of our Board of Directors since November 2005. Ann has more than 20 years of experience serving as a finance executive in a number of technology companies, particularly public companies, overseeing and assessing company performance. Ann has also been a member of the board of directors of: Arista Networks, Inc., a computer networking company, since June 2013, and serves as chair of its audit committee; Glu Mobile Inc., a publisher of mobile games, since September 2005, and serves on its nominating and corporate governance committee; and Netflix, Inc., a streaming media company, since July 2010, and serves as chair of its audit committee. Ann has also been an independent trustee to the Dodge & Cox Funds board of trustees since May 2011 and was a director of Shutterfly, Inc., an internet-based image publishing company, from May 2013 to September 2019 when it became a private company. From 1999 to 2004, Ann was Executive Vice President and Chief Financial Officer of Pixar, a computer animation film studio. Prior to her service at Pixar, Ann was Executive Vice President and Chief Financial Officer of Village Roadshow Pictures, the film production division of Village Roadshow Limited. Ann holds a Master of Arts degree from Cambridge University in England, is an honorary fellow of Sidney Sussex College, Cambridge, and is a chartered accountant.

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1 Corporate Governance | 2 Director and Executive Compensation | 3 Audit Matters | 4 Management and Stockholder Proposals | 5 Questions and Answers

ALAN R. MULALLY

Director since: **2014**

Alan R. Mulally has served as a member of our Board of Directors since July 2014. Alan served as President and Chief Executive Officer of Ford Motor Company, a global automotive company, from September 2006 through June 2014. Alan was previously a member of the board of directors of Ford and served on its finance committee from September 2006 through June 2014. From March 2001 to September 2006, Alan served as Executive Vice President of the Boeing Company and President and Chief Executive Officer of Boeing Commercial Airplanes, Inc. He also was a member of the Boeing Executive Council. Prior to that time, he served as President of Boeing's space and defense business. Alan served as co-chair of the Washington Competitiveness Council and sat on the advisory boards of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board. He is a member of the U.S. National Academy of Engineering and a fellow of England's Royal Academy of Engineering. Alan holds a Bachelor of Science and Master of Science degrees in aeronautical and astronautical engineering from the University of Kansas, and a Master's degree in Management from the Massachusetts Institute of Technology as a 1982 Alfred P. Sloan fellow.

K. RAM SHRIRAM

Director since: **1998**

K. Ram Shriram has served as a member of our Board of Directors since September 1998. Ram has been a managing partner of Sherpalo Ventures, LLC, an angel venture investment company, since January 2000. From August 1998 to September 1999, Ram served as Vice President of Business Development at Amazon.com, Inc., an e-commerce company. Prior to that, Ram served as President at Junglee Corporation, a provider of database technology, which was acquired by Amazon.com in 1998. Ram was an early member of the executive team at Netscape Communications Corporation. Ram is a Vice Chair of the Stanford University Board of Trustees, as well as a member of the Council on Foreign Relations. Ram holds a Bachelor of Science degree in mathematics from the University of Madras, India.

ROBIN L. WASHINGTON

Director since: **2019**

Robin L. Washington has served as a member of our Board of Directors since April 2019. Robin served as the Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc., a biopharmaceutical company, from May 2008 to November 2019 where she oversaw Global Finance, Facilities and Operations, Investor Relations and the Information Technology organizations. Robin remained with Gilead in an advisory capacity from November 2019 until March 2020. From January 2006 to June 2007, Robin served as Chief Financial Officer of Hyperion Solutions Corporation, an enterprise software company. Prior to Hyperion, Robin served in a number of executive positions with PeopleSoft, Inc., a provider of enterprise application software. Robin also served as Senior Vice President and Corporate Controller of PeopleSoft along with several other senior financial roles at the company from 1996 to 2005. Prior to PeopleSoft, Robin was Director of Finance for Tandem Computers, an Accounting Analyst for the Federal Reserve Bank of Chicago, and a Senior Auditor for Deloitte & Touche. Robin currently serves as a director of Honeywell International, Inc., a diversified technology and manufacturing company, since April 2013, and salesforce.com, inc., a provider of customer relationship management technology, since September 2013 where she currently chairs the audit committee. Robin also serves on the Board of Visitors, Graziadio School of Business and Management, Pepperdine University; the President's Council & Ross Business School Advisory Board, University of Michigan; and the UCSF Benioff Children's Hospital Oakland Board of Directors. Robin holds a Master of Business Administration degree from Pepperdine University, a Bachelor of Arts degree in Business Administration from the University of Michigan, and is a certified public accountant.

20 ALPHABET • 2020 PROXY STATEMENT

1 Corporate Governance | 2 Director and Executive Compensation | 3 Audit Matters | 4 Management and Stockholder Proposals | 5 Questions and Answers

RUTH M. PORAT

Senior Vice President, Chief Financial Officer, Alphabet and Google	Ruth M. Porat has served as Senior Vice President and Chief Financial Officer of Alphabet since October 2015 and also Senior Vice President and Chief Financial Officer of Google since May 2015. Prior to joining Google, she served as Executive Vice President and Chief Financial Officer of Morgan Stanley from January 2010. She previously served as Morgan Stanley's Vice Chairman of Investment Banking from September 2003 to December 2009 and as Global Head of the Financial Institutions Group from September 2006 through December 2009. Ruth is a Vice Chair of the Stanford University Board of Trustees and a member of the Board of Directors of Stanford Management Company and serves on its Compensation Committee, a member of the Advisory Council of the Hutchins Center on Fiscal and Monetary Policy at the Brookings Institution, and a member of the Economic Strategy Group at the Aspen Institute. Ruth holds a Bachelor of Arts degree from Stanford University, a Master of Business Administration degree with distinction from the Wharton School of the University of Pennsylvania, and a Master of Science degree from the London School of Economics.

DAVID C. DRUMMOND

Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet (retired January 2020)	David C. Drummond served as Senior Vice President, Corporate Development, Chief Legal Officer and Secretary of Alphabet from October 2015 to January 2020. David previously served as Google's Senior Vice President, Corporate Development from January 2006 to October 2015, as Google's Chief Legal Officer from December 2006 to October 2015, and as Google's Secretary from 2002 to October 2015. Previously, he also served as Google's Vice President, Corporate Development and General Counsel from February 2002 to December 2005. Prior to joining Google, from July 1999 to February 2002, David served as Chief Financial Officer of SmartForce, an educational software applications company. Prior to that, David was a partner at the law firm of Wilson Sonsini Goodrich & Rosati. David has been a member of the board of directors of KKR Management LLC, the general partner of KKR & Co. L.P., a private equity firm, since March 2014, and serves on its conflicts committee. David holds a Juris Doctor degree from Stanford University and a Bachelor of Arts degree in history from Santa Clara University.

ALPHABET • 2020 PROXY STATEMENT 21

——CORPORATE GOVERNANCE AND BOARD MATTERS We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer), and employees, known as the Alphabet Code of Conduct. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, bylaws, and charters of the standing committees of our Board of Directors, form the framework for our corporate governance. The Alphabet Code of Conduct and Corporate Governance Guidelines are available on the Investor Relations section of our website at https://abc.xyz/investor/. We will post amendments to the Alphabet Code of Conduct or any waivers of the Alphabet Code of Conduct for directors and executive officers on the same website. Stockholders may request printed copies of the Alphabet Code of Conduct, the Corporate Governance Guidelines, and committee charters at no charge by sending inquiries to: Investor Relations Alphabet Inc. 1600 Amphitheatre Parkway Mountain View, California 94043 Email: investor-relations@abc.xyz Board Meetings During 2019, the Board of Directors held ten meetings and acted by unanimous written/electronic consent twice. Each director attended at least 75% of all Board of Directors and applicable committee meetings, except for Alan, who attended 73% of all Board of Directors and Audit Committee meetings due to personal extenuating circumstances of which our Board of Directors was made aware. We encourage our directors to attend our annual meetings of stockholders. Five directors attended Alphabet’s 2019 Annual Meeting of Stockholders. Board Leadership Structure In December 2019, Sundar became the Chief Executive Officer of Alphabet. In January 2018, John L. Hennessy, the then Lead Independent Director, was appointed to serve as Alphabet’s Chairman of the Board. The Board of Directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time in light of the evolution of Alphabet’s business and operating environment. In particular, the Board of Directors believes that this structure clarifies the individual roles and responsibilities of Chief Executive Officer and Chairman, streamlines decision-making, and enhances accountability. John, a long-standing member of the Board, has in-depth knowledge of the issues, challenges, and opportunities facing us. As such, the Board of Directors believes that he is best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. His role enables decisive leadership, ensures clear accountability, and enhances the ability to communicate our messages and strategy. Each of the director nominees standing for election, other than Larry, Sergey, and Sundar, is independent (see “Director Independence” on page 27 of this proxy statement), and the Board of Directors believes that the independent directors provide effective oversight of management. Board Committees Our Board of Directors is currently composed of eleven directors. Our Board of Directors has the following four standing committees: 1. an Audit Committee, 2. a Leadership Development and Compensation Committee, 3. a Nominating and Corporate Governance Committee, and 4. an Executive Committee. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters. Each of the standing committees operates under a written charter adopted by the Board of Directors. All of the current standing committee charters are available on the Investor Relations section of our website at https://abc.xyz/investor/other/board/. Printed copies of the charters are available at no charge to any stockholder who requests them by following the instructions above.

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The membership and meetings during 2019 and the primary functions of each of the standing committees are described below. Board of Directors Audit Committee Leadership Development and Compensation Committee Nominating and Corporate Governance Committee Executive Committee Larry Page Sergey Brin . Sundar Pichai . John L. Hennessy´ Frances H. Arnold(1)´ . L. John Doerr´ Roger W. Ferguson, Jr.´ . Diane B. Greene(2) Ann Mather´ Alan R. Mulally´ . Eric E. Schmidt(2) K. Ram Shriram´ . Robin L. Washington(3)´ . . Member Committee Chair ´ Independent Director (1) Frances was appointed to serve as a member of our Board of Directors and the Nominating and Corporate Governance Committee effective December 7, 2019. (2) Eric and Diane did not seek re-election to our Board of Directors at the expiration of their terms on June 19, 2019. (3) Robin was appointed to serve as a member of our Board of Directors and the Leadership Development and Compensation Committee effective April 25, 2019.

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Audit Committee The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee’s responsibilities include: •Selecting, hiring, and compensating our independent auditors. •Approving the audit and non-audit services to be performed by our independent auditors. •Evaluating the qualifications, performance, and independence of our auditors. •Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters. •Reviewing the design, implementation, adequacy, effectiveness, and required disclosures of our internal controls and our critical accounting policies. •Overseeing the risks and exposures associated with financial matters, tax, accounting, disclosure, investment guidelines and credit and liquidity matters, our programs and policies relating to legal compliance and strategy, competition and our operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy, including cybersecurity. •Reviewing the appointment of an internal auditing executive and reviewing any significant issues raised by the internal audit team. •Reviewing with management and the independent auditors our annual audited financial statements, quarterly financial statements, earnings announcements, and other public announcements regarding our results of operations. •Reviewing regulatory filings with management and our independent auditors. •Preparing any report the SEC requires for inclusion in our annual proxy statement. •Obtaining, reviewing, and discussing reports from the independent auditors about all critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles, ramifications of their use, and other material written communications between the independent auditors and our management. •Reviewing and approving related party transactions. •Establishing and overseeing processes and procedures for the receipt, retention, and treatment of complaints and employee submissions about accounting, internal accounting controls, or audit matters. •Reviewing and approving policies related to insider trading, related party transactions, investments and accounting for marketable securities, hedging, code of conduct, and global signature and spend authority. During 2019, the Audit Committee held five meetings and acted by unanimous written/electronic consent four times. Our Audit Committee currently comprises Ann (Chair), Roger, and Alan, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Audit Committee is independent within the meaning of the rules of the SEC and the Listing Rules of the NASDAQ Stock Market (NASDAQ). The Board of Directors has determined that, based on her professional qualifications and experience described above, Ann is an audit committee financial expert as defined under the rules of the SEC, and that each member of the Audit Committee is able to read and understand fundamental financial statements as required by the Listing Rules of NASDAQ.

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Leadership Development and Compensation Committee The purpose of our Leadership Development and Compensation Committee is to oversee our compensation programs. The Leadership Development and Compensation Committee’s responsibilities include: •Reviewing and approving our general compensation strategy. •Establishing annual and long-term performance goals for our senior management. •Conducting and reviewing with our Board of Directors an annual evaluation of the performance of our senior management, as appropriate. •Evaluating the competitiveness of the compensation of our senior management. •Reviewing and approving the selection of our peer companies for the purposes of benchmarking compensation. •Reviewing and approving all salaries, bonuses, equity awards, perquisites, post-service arrangements, stock ownership requirements, and other compensation and benefit plans for Alphabet’s Chief Executive Officer and other members of senior management. •Reviewing and approving the terms of any offer letters, employment agreements, termination agreements or arrangements, change-in-control agreements, indemnification agreements, and other material agreements between us, on the one hand, and our Chief Executive Officer or member of senior management, on the other. •Acting as the administering committee for our stock and bonus plans and for any equity, cash, or similar compensation arrangements that may be adopted by us from time to time. •Providing oversight for our overall compensation plans and benefit programs for employees, monitoring trends in executive and overall compensation, and making recommendations to the Board of Directors with respect to improvements to such plans and programs or the adoption of new plans and programs. •Reviewing and recommending to our Board of Directors for approval compensation programs and stock ownership requirements, as well as salaries, fees, bonuses, and equity awards for the non-employee members of our Board of Directors in conjunction with the Nominating and Corporate Governance Committee. •Reviewing plans for the development, retention, and succession of our senior management. •Reviewing executive education and development programs. •Monitoring total equity usage for compensation and establishing appropriate equity dilution levels. •Reviewing and discussing with management the annual Compensation Discussion and Analysis (CD&A) disclosure and the related narrative and tabular presentations regarding named executive officer compensation and, based on this review and these discussions, making a recommendation to include the CD&A disclosure and the tabular presentations in our annual public filings. •Preparing and approving the annual Leadership Development and Compensation Committee Report to be included in our annual public filings. •Overseeing risks and exposures associated with leadership assessment, management succession planning, and the operation and structure of compensation programs and arrangements, including incentive plans. •Investigating any matters brought to its attention, with full access to all books, records, facilities, and employees. During 2019, the Leadership Development and Compensation Committee held seven meetings and acted by unanimous written/ electronic consent eleven times. Our Leadership Development and Compensation Committee currently comprises L. John Doerr (Chair), Ram, and Robin, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Leadership Development and Compensation Committee is independent as defined in the Listing Rules of NASDAQ.

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Nominating and Corporate Governance Committee Our Nominating and Corporate Governance Committee’s purpose is to assist our Board of Directors in identifying individuals qualified to become members of our Board of Directors consistent with criteria set by our Board of Directors, to oversee the evaluation of the Board of Directors and management, and to develop and update our corporate governance principles. The Nominating and Corporate Governance Committee’s responsibilities include: •Evaluating the composition, size, organization, and governance of our Board of Directors and its committees, determining future requirements, and making recommendations regarding future planning, the appointment of directors to our committees, and the selection of chairs of these committees. •Periodically reviewing and recommending to our Board of Directors for approval compensation programs for non-employee members of our Board of Directors in conjunction with the Leadership Development and Compensation Committee. •Reviewing and recommending to our Board of Directors director independence determinations made with respect to continuing and prospective directors. •Reviewing and recommending to our Board of Directors Section 16 officer determinations with respect to our executive officers. •Establishing a policy for considering director nominees for election to our Board of Directors. •Recommending ways to enhance communications and relations with our stockholders. •Evaluating and recommending candidates for election to our Board of Directors, including nominees recommended by stockholders and nominees to fill interim vacancies. •Overseeing our Board of Directors’ performance and annual self-evaluation process and developing continuing education programs for our directors. •Evaluating whether a director who notifies our Board of Directors of a change in job responsibilities continues to satisfy the Board’s membership criteria and recommending action to be taken, if any, with respect to the director. •Evaluating and recommending to the Board of Directors termination of service of individual members of the Board of Directors as appropriate, in accordance with governance principles, for cause or for other proper reasons. •Overseeing risks and exposures associated with director and management succession planning, corporate governance, and overall Board effectiveness. During 2019, the Nominating and Corporate Governance Committee held four meetings and acted by unanimous written/electronic consent one time. Our Nominating and Corporate Governance Committee currently comprises John L. Hennessy (Chair) and Frances, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Nominating and Corporate Governance Committee is independent as defined in the Listing Rules of NASDAQ. Executive Committee The Executive Committee serves as an administrative committee of the Board of Directors to act upon and facilitate the consideration by senior management and the Board of Directors of certain high-level business and strategic matters. During 2019, the Executive Committee did not hold any meetings. Our Executive Committee currently comprises Larry (Chair), Sergey, and Sundar.

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Director Independence Our Board of Directors has adopted independence standards that mirror the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of NASDAQ. Our Board of Directors has determined that each of the director nominees standing for election, except Larry, Sergey, and Sundar, is an independent director under these standards. In determining the independence of our directors, our Board of Directors considered all transactions in which we and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” on pages 34-36 of this proxy statement, transactions involving payments made by us to companies in the ordinary course of business where certain of our directors serve on the board of directors or as a member of the executive management team of the other company, and transactions involving payments made by us to educational institutions with director affiliations. Compensation Committee Interlocks and Insider Participation During 2019, L. John Doerr, Ram, and Robin served on the Leadership Development and Compensation Committee. None of the members of the Leadership Development and Compensation Committee has been an officer or employee of Alphabet. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board of Directors or the Leadership Development and Compensation Committee. Consideration of Director Nominees Stockholder Recommendations and Nominees Our Nominating and Corporate Governance Committee, a standing committee of our Board of Directors, considers properly submitted recommendations for candidates to our Board of Directors from stockholders. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on our Board of Directors and to address the membership criteria set forth under “Director Selection Process and Qualifications” below. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the company within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of our shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on our Board of Directors, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to our Board of Directors should be sent to us by one of the following two ways: 1. via mail with a copy via email: 2. via email only: Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043 With a copy via email: corporatesecretary@abc.xyz OR corporatesecretary@abc.xyz In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—Question 27. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 88 of this proxy statement. Director Selection Process and Qualifications Our Nominating and Corporate Governance Committee will evaluate and recommend candidates for membership on our Board of Directors consistent with criteria established by our Board of Directors in our policy with regard to the selection of director nominees. Pursuant to this policy, the Nominating and Corporate Governance Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Nominating and Corporate Governance Committee recommends director nominees who are ultimately approved by the full Board of Directors.

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Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board of Directors, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Corporate Governance Committee through stockholders, management, current members of the Board of Directors, or search firms. The evaluation of these candidates may be based solely upon the information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate, or other actions the Nominating and Corporate Governance Committee deems appropriate, including the use of third parties to review candidates. The Nominating and Corporate Governance Committee may, at Alphabet’s expense, retain search firms, consultants, and other advisors to identify, screen, and/or evaluate candidates. When considering a potential non-incumbent candidate, the Nominating and Corporate Governance Committee will factor into its determination the following qualities, among others: integrity, professional reputation and strength of character, educational background, knowledge of our business, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, and ability to represent the best interests of our stockholders and to provide practical insights and diverse perspectives. Additionally, due to the global and complex nature of our business, our Board of Directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates. Accordingly, when evaluating candidates for nomination as new directors, the Nominating and Corporate Governance Committee will consider, and will ask any search firm that it engages to provide, a set of candidates that includes both underrepresented people of color and different genders. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure, and needs of our Board of Directors. As part of its consideration of director succession, our Board of Directors and the Nominating and Corporate Governance Committee monitor whether the directors as a group meet the criteria for the composition of the Board of Directors, including overall diversity of perspective and experience. Our Board of Directors is composed of a diverse group of leaders in their respective fields. Many of the current directors have senior leadership experience at major domestic and international companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and international business experience. Most of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies. Other directors have experience as presidents or trustees of significant academic, research, and philanthropic institutions, which brings unique perspectives to the Board of Directors. Further, our directors also have other experience that makes them valuable members, such as entrepreneurial experience and experience developing technology or managing technology companies, which provides insight into strategic and operational issues faced by us. The Nominating and Corporate Governance Committee and the Board of Directors believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution. Larry Page •Business leadership, operational experience, and experience developing technology as Co-Founder of Google and former Chief Executive Officer of Alphabet. •In-depth knowledge of the technology sector and experience in developing transformative business models. Sergey Brin •Business leadership, operational experience, and experience developing technology as Co-Founder of Google and former President of Alphabet. •In-depth knowledge of the technology sector and experience in developing transformative business models. Sundar Pichai •Business leadership, operational experience, and experience developing technology as Chief Executive Officer of Alphabet and Google. •In-depth knowledge of the technology sector, and experience in developing Google’s products and services and leading its strategic vision, management, and operations. •Outside board experience as a director of Jive Software, Inc. John L. Hennessy •Leadership and management experience as former President of Stanford University. •Outside board experience as a director of Cisco Systems, Inc. and Atheros Communications, Inc. •Experience developing technology businesses as co-founder of MIPS Technologies, Inc. and Atheros Communications, Inc., chief architect of Silicon Graphics Computer Systems, Inc., and a member of the board of the Chan Zuckerberg Biohub Frances H. Arnold •Leadership and management experience as the head of a research group at the California Institute of Technology. •Outside board experience as a director of Illumina, Inc. •Recipient of the 2018 Nobel Prize for Chemistry for her work on directed evolution of enzymes.

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L. John Doerr •Global business leadership as a general partner and Chairman of Kleiner Perkins. •Extensive financial and investment expertise as a venture capitalist. •In-depth knowledge of the technology sector and visionary in the industry. •Outside board experience as a director of Amazon.com, Inc., Amyris, Inc., Bloom Energy Corporation, and Intuit, Inc. Roger W. Ferguson, Jr. •Global business leadership and extensive financial, capital markets, and management expertise as President and Chief Executive Officer of TIAA. •Outside board experience as a director of TIAA, General Mills, Inc., and International Flavors & Fragrances Inc. •Sound business judgment, extensive knowledge of the finance industry, experience in management consulting and various policy-making roles, including as Vice Chairman of the Board of Governors of the U.S. Federal Reserve System. Ann Mather •Deemed an “audit committee financial expert” with over 20 years of experience in finance and operations of technology companies, particularly publicly traded companies with knowledge of complex global financial and business matters. •Global Leadership and extensive financial experience as former Executive Vice President and Chief Financial Officer of Pixar. •Outside board and audit committee experience as a director of Arista Networks, Inc., Glu Mobile Inc., and Netflix, Inc. Alan R. Mulally •Global business leadership and extensive financial and management expertise as former President and Chief Executive Officer of Ford Motor Company and former Executive Vice President of the Boeing Company. •Outside board experience as a director of Ford Motor Company and an advisory board member of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board. K. Ram Shriram •Global business leadership as founder and managing partner of Sherpalo Ventures, former Vice President of Business Development at Amazon.com, Inc., President of Junglee Corporation, and a member of the executive team of Netscape Communications Corporation. •Extensive financial and investment expertise as a venture capitalist. •Experience as a trustee of Stanford University. •Outside board experience as a director of several private companies. Robin L. Washington •Extensive financial and management expertise and global business leadership as former Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc., Hyperion Solutions Corporation, and former executive of PeopleSoft, Inc. •In-depth knowledge of the technology sector. •Outside board experience as a director of Honeywell International, Inc. and salesforce.com, inc. Management Succession Planning One of our Board of Directors’ principal duties is to review management succession planning. The Leadership Development and Compensation Committee reviews at least annually and recommends to the full Board of Directors plans for the development, retention, and replacement of executive officers, including the Chief Executive Officer of Alphabet. Additionally, the Leadership Development and Compensation Committee and the Nominating and Corporate Governance Committee of our Board Directors are jointly responsible for overseeing the risks and exposures associated with management succession planning. Our Board of Directors believes that the directors and the Chief Executive Officer should collaborate on succession planning and that the entire Board should be involved in the critical aspects of the management succession planning process, including establishing selection criteria that reflect our business strategies, identifying and developing internal candidates to ensure the continuity of our culture, and making key management succession decisions. Management succession is regularly discussed by the directors in board meetings and in executive sessions of the Board of Directors. Directors become familiar with potential successors for key management positions through various means, including regular organization and talent reviews, presentations to the Board of Directors, and informal meetings.

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Board’s Role in Risk Oversight The Board of Directors, as a whole and through its committees, has responsibility for oversight of risk management. The oversight responsibility of the Board of Directors and its committees is enabled by management reporting processes, including an annual company-wide risk assessment, that are designed to provide visibility to the Board of Directors and its committees about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. While the Board of Directors is ultimately responsible for risk oversight at Alphabet, our Board of Directors has delegated to its committees oversight of risks associated with their respective areas of responsibility, as summarized below. When appropriate, the committees provide reports to the full Board of Directors on these and other areas for review. Each committee meets in executive session with key management personnel and representatives of outside advisors as needed. In particular, the Board of Directors has delegated to the Audit Committee the primary responsibility for the oversight of many of the risks facing our businesses. The Audit Committee’s charter provides that it will review and discuss with management any major risk exposures, including, among others, the key areas of oversight set forth below, and the steps Alphabet takes to detect, monitor, and actively manage such exposures. Board/Committee Primary Areas of Risk Oversight Full Board Strategic, financial, and execution risks and exposures associated with our business strategy, product innovation, sales roadmap, policy matters, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures, and data privacy, including cybersecurity. Audit Committee Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, our programs and policies relating to legal compliance and strategy, merger and acquisition activities, and our operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy, including cybersecurity. Leadership Development and Compensation Committee Risks and exposures associated with leadership assessment, management succession planning, and the operation and structure of executive compensation programs and arrangements, including incentive plans. Nominating and Corporate Governance Committee Risks and exposures associated with director and management succession planning, corporate governance, and overall board effectiveness. Executive Sessions Executive sessions of independent directors are held in connection with each regularly scheduled Board of Directors meeting and at other times as necessary, and are chaired by the Chairman of the Board of Directors. The Board of Directors’ policy is to hold executive sessions without the presence of management, including the Chief Executive Officer and other non-independent directors. The committees of the Board of Directors also generally meet in executive session at the end of each committee meeting, except for meetings of the Executive Committee as this committee has no independent directors. Outside Advisors Our Board of Directors and each of its committees may retain outside advisors, legal counsel, and consultants of their choosing at our expense. The Board of Directors and its committees need not obtain management’s consent to retain such outside advisors, legal counsel, and consultants.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Board Effectiveness, Board Annual Self-Assessment, Board Education

Our Board of Directors and each of its committees perform an annual self-assessment to evaluate the effectiveness of the Board and its committees in fulfilling their respective obligations. As part of this annual self-assessment, directors are able to provide feedback on the performance of other directors. The Chair of the Nominating and Corporate Governance Committee leads the Board of Directors in its review of the results of the annual self-assessment and takes further action as needed. In addition, all Board members have the opportunity to attend director education programs to assist them in remaining current with best practices and developments in corporate governance.


Annual Self-Assessment
REVIEW OF PROCESS
The Nominating and Corporate Governance Committee annually reviews the self-assessment process
SELF-ASSESSMENT QUESTIONNAIRE
Provides director feedback on the Board and each of the Committees as well as each director
RESULTS ANALYZED
Results of the self-assessment analyzed by the Chair of the Nominating and Corporate Governance Committee and discussed with such Committee
INDIVIDUAL DISCUSSIONS
The Chair of the Nominating and Corporate Governance Committee engages with individual directors as appropriate
SUMMARY OF RESULTS
Summary of Board and Committee self-assessment results provided to full Board
ONGOING FEEDBACK
Directors are encouraged to provide ongoing feedback in addition to the annual self-assessment
FEEDBACK INCORPORATED
Policies and practices updated as appropriate as a result of the annual self-assessment and ongoing feedback

Communications with the Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions concerning Alphabet by sending an email or by writing to the Corporate Secretary as follows:

Alphabet Inc.
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California 94043

Email: directors@abc.xyz

Any matter intended for the Board of Directors, or for any individual member or members of the Board of Directors, should be directed to the email address or street address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication about bona fide issues concerning Alphabet delivered to the Corporate Secretary for forwarding to the Board of Directors or specified member or members will be forwarded in accordance with the stockholder's instructions.

ALPHABET • 2020 PROXY STATEMENT 31

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 7, 2020, concerning, except as indicated by the footnotes below:

- Each person whom we know beneficially owns more than five percent of our Class A common stock or Class B common stock.
- Each of our directors and nominees for the Board of Directors.
- Each of our named executive officers (see the section titled "Executive Compensation" beginning on page 39 of this proxy statement).
- All of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 300,047,170 shares of Class A common stock and 46,407,491 shares of Class B common stock outstanding at April 7, 2020. In computing the number of shares of Class A and Class B common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Class A common stock subject to options held by that person that are currently exercisable within sixty days of April 7, 2020, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted. Non-voting Class C capital stock is not included in the table.

	Voting Shares Beneficially Owned				
	Class A Common Stock		Class B Common Stock		Total Voting
Name of Beneficial Owner	Shares	%	Shares	%	Power[(1)] %
Executive Officers and Directors					
Larry Page	—	—	19,952,558	43.0	26.1
Sergey Brin	—	—	19,191,766	41.4	25.1
Sundar Pichai[(2)]	15,578	*	—	—	*
Ruth M. Porat[(3)]	2,587	*	—	—	*
David C. Drummond	—	—	12,500	*	*
Frances H. Arnold	—	—	—	—	—
L. John Doerr[(4)]	145,594	*	1,117,447	2.4	1.5
Roger W. Ferguson, Jr.	—	—	—	—	—
John L. Hennessy[(5)]	3,993	*	—	—	*
Ann Mather	1,680	*	—	—	*
Alan R. Mulally	—	—	—	—	—
K. Ram Shriram[(6)]	144,037	*	—	—	*
Robin L. Washington	—	—	—	—	—
All executive officers and directors as a group[(7)] (13 persons)	313,469	*	40,274,271	86.8	52.8

32 ALPHABET • 2020 PROXY STATEMENT

1 Corporate Governance | 2 Director and Executive Compensation | 3 Audit Matters | 4 Management and Stockholder Proposals | 5 Questions and Answers

	Voting Shares Beneficially Owned				
	Class A Common Stock		Class B Common Stock		Total Voting Power[(1)] %
Name of Beneficial Owner	**Shares**	**%**	**Shares**	**%**	
Other > 5% Security Holders					
BlackRock, Inc.[(8)]	19,690,373	6.6	—	—	2.6
Eric E. Schmidt[(9)]	107,130	*	3,937,963	8.5	5.2
The Vanguard Group[(10)]	22,940,697	7.6	—	—	3.0

(1) *Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each holder of Class B common stock is entitled to ten (10) votes per share of Class B common stock, and each holder of Class A common stock is entitled to one (1) vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis upon written notice to the transfer agent.*

(2) *Includes 10,105 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable.*

(3) *Includes 1,448 shares of Class A common stock held by the Passfield Hall Foundation Inc. Ruth and her spouse are officers of the Passfield Hall Foundation Inc. and share voting and investment authority of the shares held by the Foundation. The address for the Passfield Hall Foundation Inc. is 1251 Avenue of the Americas, 9th Floor, New York, NY 10020-1104.*

(4) *Includes 11,728 shares of Class A common stock held by The Austin 1999 Trust; 11,728 shares of Class A common stock held by The Hampton 1999 Trust; 118,653 shares of Class A common stock held by The Benificus Foundation; and 1,117,447 shares of Class B common stock held by Vallejo Ventures Trust. John is a trustee of The Austin 1999 Trust and The Hampton 1999 Trust and has voting and investment authority over the shares held by these trusts. John disclaims any pecuniary interest in these trusts. John is an officer and trustee of the Benificus Foundation and shares the investment authority over the shares held by the Benificus Foundation. John disclaims any pecuniary interest in the Benificus Foundation. John is a trustee of Vallejo Ventures Trust and shares voting and investment authority over the shares held by such trust. The address for The Austin 1999 Trust and The Hampton 1999 Trust is c/o Kleiner Perkins, 2750 Sand Hill Road, Menlo Park, CA 94025. The address for The Benificus Foundation and Vallejo Ventures Trust is 751 Laurel Street, #717, San Carlos, CA 94070.*

(5) *Consists of 3,993 shares of Class A common stock held by the Hennessy 1993 Revocable Trust. John is a trustee of the Hennessy 1993 Revocable Trust and has voting and investment authority over the shares held by the Trust. The address for the Hennessy 1993 Revocable Trust is 580 Lomita Drive, Stanford, CA 94305.*

(6) *Includes 63,041 shares of Class A common stock held by Ram's spouse and 16,884 shares of Class A common stock held by Janket Ventures Limited Partnership. Ram has voting and investment authority over the shares held by Janket Ventures Limited Partnership. The address for Janket Ventures L.P. is 2200 Geng Road, Suite 100, Palo Alto, CA 94303.*

(7) *Consists of 303,364 shares of Class A common stock and 10,105 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable.*

(8) *Based on the most recently available Schedule 13G/A filed with the SEC on February 5, 2020 by BlackRock, Inc. BlackRock, Inc., a parent holding company through certain of its subsidiaries, beneficially owned 19,690,373 shares of Class A common stock, with sole voting power over 16,821,892 shares, and sole dispositive power over 19,690,373 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.*

(9) *Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2020 by Eric E. Schmidt and The Schmidt Family Living Trust. Includes 90,920 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 409,979 shares of Class B common stock held by the Schmidt Investments L.P. of which the Schmidt Family Living Trust is the sole general partner; and 2,386,199 shares of Class B common stock held by the Schmidt Family Living Trust of which Eric is a co-trustee. The address for the Schmidt Investments L.P. and the Schmidt Family Living Trust is 555 Bryant Street #347, Palo Alto, CA 94301.*

(10) *Based on the most recently available Schedule 13G/A filed with the SEC on February 12, 2020 by The Vanguard Group. The Vanguard Group, an investment adviser, beneficially owned 22,940,697 shares of Class A common stock, with sole voting power over 505,630 shares, shared voting power over 79,563 shares, sole dispositive power over 22,381,783 shares, and shared dispositive power over 558,914 shares. Vanguard Fiduciary Trust Company (VFTC), a wholly-owned subsidiary of The Vanguard Group, Inc. is the beneficial owner of 401,029 shares or 0.13% of the outstanding Class A common stock of Alphabet as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (VIA), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 257,439 shares or 0.08% of the outstanding Class A common stock of Alphabet as a result of its serving as investment manager of Australian investment offerings. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.*

ALPHABET • 2020 PROXY STATEMENT 33

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ——RELATED PARTY TRANSACTIONS POLICY AND PROCEDURE Our written Related Party Transactions Policy provides that we will only enter into or ratify a transaction with a related party when our Board of Directors, acting through the Audit Committee, determines that the transaction is in the best interests of Alphabet and our stockholders. For the purposes of this policy, a related party means: •a member of the Board of Directors (or a nominee to the Board of Directors); •an executive officer; •any person who is known to be the beneficial owner of more than five percent of any class of our voting securities; •any immediate family member of any of the persons listed above and any person (other than a tenant or employee) sharing the household of such persons; or •any firm, corporation, partnership, or other entity in which any of the persons listed above is a general partner or principal or in a similar position or in which any of the persons listed above has a five percent or greater beneficial ownership interest. A related party is not deemed to have a direct or indirect material interest in a transaction and such transaction is not a related party transaction under our policy if such related party’s interest in such transaction arises only from an ownership interest of less than five percent in, or as a director of, such entity that is a party to the transaction. We review all known relationships and transactions in which Alphabet and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our legal staff, in consultation with our finance team, is primarily responsible for developing and implementing processes and controls to obtain information regarding our directors, executive officers, and significant stockholders with respect to related party transactions and then determining, based on the facts and circumstances, whether Alphabet or a related party has a direct or indirect interest in these transactions. On a periodic basis, our legal and finance teams review all transactions involving payments between Alphabet and any company that has our executive officer or director as an officer or director. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions. If our legal department determines that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. If advance approval of a transaction is not feasible, the chair of the Audit Committee may approve the transaction, and the Audit Committee may ratify the transaction in accordance with the Related Party Transactions Policy. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate: •the benefits to us of the transaction; •the nature of the related party’s interest in the transaction; •whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Alphabet and our stockholders; •the potential impact of the transaction on a director’s independence; and •whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances. Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction. If a related party transaction will be ongoing, the Audit Committee may establish guidelines for us to follow in our ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related party to monitor compliance with the Audit Committee’s guidelines and that the related party transaction remains appropriate. Based on all relevant facts and circumstances, the Audit Committee will determine if it is in the best interests of Alphabet and its stockholders to continue, modify, or terminate the related party transaction.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

RELATED PARTY TRANSACTIONS

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, our certificate of incorporation, and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Use of Moffett Airfield

Pursuant to a 60-year lease agreement with NASA in early 2015, we became the operator of Moffett Airfield (the Airfield). Larry, Sergey, Eric, and Ram, through their affiliated entities (the Founder Entities), have historically used and paid to NASA applicable fees for the use of the Airfield for their personal aircraft. As the operator of the Airfield, we charge the Founder Entities fees for the use of the Airfield that are (i) non-preferential when compared to the fees charged to other private customers landing aircraft at the Airfield, and (ii) derived from rate schedules that are consistent with what an independent airfield services company believes, based on its industry experience, to be arm's-length terms that are fair and reasonable to us as the operator. In 2019, we charged the Founder Entities approximately $1,397,089. These flights have not interfered with our business plans for use of the Airfield. These fees are regularly reviewed by our Audit Committee. Larry, Sergey, Eric, and Ram do not have a material interest in any of the transactions described above.

License of Hangar Space at Moffett Airfield

In December 2015, we entered into an agreement to license a portion of our hangar space at the Airfield to LTA Research & Exploration LLC (LTA), which is owned by an entity affiliated with Sergey. From the beginning of 2019 through March 31, 2020, we charged LTA approximately $2,881,462. The Audit Committee believes that this transaction has been conducted on arm's-length terms that are fair and reasonable to us as the operator of the Airfield based on its review of market comparables that were further reviewed and validated by an independent real estate services firm. This license has not interfered with our business plans for the use of the Airfield. Sergey does not have a material interest in the transaction described above.

License of Hangar Space at the San Jose International Airport

In November 2015, we entered into an agreement with BCH San Jose LLC (BCH) to license the use of a portion of BCH's hangar space at the Mineta San Jose International Airport to hold Google's corporate aircraft. In 2019, we paid approximately $559,562 to BCH. Larry, Sergey, and Eric each own one-third interests in BCH, through their respective affiliated entities. The Audit Committee reviewed market comparables and has deemed this transaction to be on terms, taken as a whole, no less favorable to us than terms generally available to an unaffiliated third-party under the same or similar circumstances. Larry, Sergey, and Eric do not have a material interest in the transaction described above.

Investments in Certain Private Companies

Google, GV, and Gradient Ventures directly invested, or committed to invest, an aggregate of approximately $81.0 million in certain private companies from the beginning of 2019 through March 31, 2020, in which Kleiner Perkins was a co-investor or existing investor (excluding Viz.ai, Inc. investment described below). KPCB Holdings, Inc., as nominee for certain funds of Kleiner Perkins and several of the managers of the fund, holds more than 10% of the outstanding shares of such private companies. In addition, from time to time, we sell to and purchase from companies in which Kleiner Perkins holds more than 10% of the outstanding shares, products and services in the ordinary course of our business, L. John Doerr is a managing director/member of the managing members of those funds. L. John Doerr does not have a material interest in any of the transactions described above.

Equity Investment in Viz.ai, Inc.

In June 2018, GV directly invested $5,000,000 in Viz.ai, Inc., a private company that develops artificial intelligence assisted medical imaging products. In August 2019, GV directly invested $7,000,000 in aggregate in the follow-on round of financing. KPCB Holdings, Inc., as nominee for certain funds of Kleiner Perkins, and Innovation Endeavors II, L.P. co-invested in Viz.ai, Inc. alongside GV. Eric is the sole limited partner of Innovation Endeavors II, L.P. Kleiner Perkins and Innovation Endeavors II, L.P. each hold less than 20% of the outstanding equity of Viz.ai, Inc.

In addition, Diane holds an indirect investment in Viz.ai, Inc. as a limited partner of a venture fund. L. John Doerr, Eric, and Diane do not have a material interest in the transaction described above.

ALPHABET • 2020 PROXY STATEMENT 35

1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Equity Investment in Replica, Inc.

Replica, Inc. is a company that Sidewalk Labs incubated and spun off in May 2019 with Sidewalk Labs retaining approximately 47% ownership of the company. In August 2019, Innovation Endeavors III, L.P. (IE III) invested $10,000,000 in Replica. Eric, who continues to beneficially own more than 5% of Alphabet voting securities, is a limited partner and a minority member of the general partner of IE III, and beneficially owns approximately 18% of the partnership interest of IE III. After completion of the financing round, IE III owns approximately 22% of Replica, and Sidewalk Labs owns approximately 29% of Replica. Replica provides a shared, fully-calibrated platform for monitoring the movement of people and goods to cities, states, and countries to provide them with better insight into their transportation infrastructure needs. Eric does not have a material interest in the transaction described above.

Diane B. Greene

In connection with Google's acquisition of bebop Technologies, Inc. (bebop) in December 2015, Diane, who was the then CEO, director, and stockholder of bebop, became Google Senior Vice President, Chief Executive Officer, Google Cloud. As part of the bebop transaction, Diane received 200,729 shares of Alphabet Class C capital stock (Merger Shares) in exchange for her shares in bebop, with the vesting of a portion of such shares subject to continued employment. On January 28, 2019, Diane stepped down from her position as Google Senior Vice President, Chief Executive Officer, Google Cloud, but remained a member of the Board of Directors until June 19, 2019 (the date of our 2019 Annual Meeting of Stockholders). As of her transition date, she had 16,572 unvested Merger Shares. On March 15, 2019, the Board of Directors (other than Diane, who recused herself) unanimously approved a waiver of the employment condition of the vesting of the remaining unvested Merger Shares in light of her leadership and contribution on the Google Cloud team.

At the time of the acquisition, Diane pledged to donate all of the Merger Shares to a donor advised fund.

Office Building Lease

In July 2017, we purchased three office buildings in Mountain View, California, from an unaffiliated third-party seller. Pursuant to the purchase agreement, the seller's existing leases were transferred to us, including a lease with Zee.Aero, Inc. (d/b/a Kitty Hawk Corporation), an entity affiliated with Larry. Kitty Hawk Corporation currently leases two out of three buildings. From the beginning of 2019 through March 31, 2020, we charged Kitty Hawk Corporation a total of approximately $2,026,275, in accordance with the rates set forth in the underlying lease agreement that was previously negotiated between Kitty Hawk Corporation and the third-party seller, and in June 2019 subsequently divided into three separate lease agreements. Larry does not have a material interest in the transaction described above.

Employment Matters

The spouse of David has been employed by Google in a non-executive capacity since April 2018. The total compensation of David's spouse, which consists of a base salary, bonus, and equity grant, for services provided to Google in fiscal 2019 was approximately $197,000, and was in line with similar roles at Google.

A son of Ruth has been employed by Google in a non-executive capacity since October 2017. The total compensation of Ruth's son, which consists of a base salary, bonus, and equity grant, for services provided to Google in fiscal 2017, 2018, and 2019, was below $120,000 each year, and was in line with similar roles at Google.

Certain Relationships

From time to time, we engage in certain transactions with other companies affiliated with our directors, executive officers, and significant stockholders or their immediate family members. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm's-length basis and do not represent a material interest to such directors, executive officers, or significant stockholders.

36 ALPHABET • 2020 PROXY STATEMENT

DIRECTOR COMPENSATION ——BOARD COMPENSATION ARRANGEMENTS FOR NON-EMPLOYEE DIRECTORS Alphabet’s director compensation program is designed to attract and retain highly qualified non-employee directors. Our program aligns director compensation with compensation offered by peer companies (identified in Section 2 of the “Compensation Discussion and Analysis”) that compete with us for talent. We designed the program to address the time, effort, expertise, and accountability required of active board membership. Our Nominating and Corporate Governance Committee and Leadership Development and Compensation Committee believe that annual compensation for non-employee directors should consist of both cash to compensate members for their service on the Board of Directors and its committees, and equity to align the interests of directors and stockholders. By vesting over time, equity also creates an incentive for continued service on our Board of Directors. The Nominating and Corporate Governance Committee and the Leadership Development and Compensation Committee jointly review the compensation programs for non-employee directors on an annual basis. In 2019, we awarded our standard ongoing compensation to each of our non-employee directors, including an annual $75,000 cash retainer payable in arrears and an annual $350,000 GSU grant. We paid an additional $25,000 annual cash retainer and an additional $150,000 annual GSU grant to John L. Hennessy, our non-executive Chairman of the Board of Directors, given his additional duties in the role. We also paid an additional $25,000 annual cash retainer to Ann for her role as the Audit Committee chairperson. We awarded the above-mentioned cash retainers and GSU grants to our non-employee directors on July 3, 2019, the first Wednesday of the month following our 2019 Annual Meeting of Stockholders. The exact number of GSUs comprising the equity awards was calculated by dividing the target dollar value of the award by the closing price of Alphabet’s Class C capital stock on the day prior to grant and rounding up to the nearest whole share. All annual GSU grants made to our non-employee directors vest at the rate of 1/48th monthly, beginning on the 25th day of the month following the grant date until fully vested, subject to continued service on our Board of Directors through the applicable vesting dates. Frances was appointed to serve as a member of our Board of Directors and the Nominating and Corporate Governance Committee effective December 7, 2019. In connection with her appointment, she received our standard initial compensation for new non-employee directors consisting of a $1.0 million GSU grant made on January 8, 2020 (the first non-holiday Wednesday of the month following the month of her appointment). These GSUs vest at the rate of 1/4th on the 25th day of the month in which the grant’s first anniversary occurs, and an additional 1/48th vests on the 25th day of each month thereafter, subject to continued service on our Board of Directors through the applicable vesting dates. Frances did not receive any non-employee director compensation in 2019. We reimburse our non-employee directors for reasonable out-of-pocket expenses in connection with attendance at Board of Directors and committee meetings. Under Alphabet’s Amended and Restated 2012 Stock Plan, the aggregate amount of stock-based and cash-based awards that may be granted to any non-employee director in respect of any calendar year, solely with respect to his or her service as a member of the Board of Directors, is limited to $1.5 million. To align directors’ interests with those of our stockholders, each director is required to own shares of Alphabet stock equal in value to at least $1.0 million. Each director has until the later of (i) April 18, 2020; or (ii) five years from the date he or she became a director to comply with these ownership requirements. All of our directors either met the applicable minimum stock ownership guideline as of December 31, 2019 or were within the grace period noted above to come into compliance with these requirements. During 2019, Larry, Sergey, Sundar, and Eric served as our employee directors and did not receive any compensation for their services as members of our Board of Directors. Diane served as an employee director until her resignation as Chief Executive Officer of Google Cloud, effective January 29, 2019. Following Diane’s transition to non-employee director status, she received our standard non-employee director cash compensation, prorated for her period of service as a non-employee director from January 29, 2019 through the expiration of her term. Eric and Diane did not seek re-election to our Board of Directors at the expiration of their terms on June 19, 2019. Please see the section titled “Executive Compensation” for more information about compensation paid to Larry, Sergey, and Sundar who were named executive officers during 2019.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

DIRECTOR COMPENSATION FOR 2019

The following table summarizes compensation earned by our directors other than Larry, Sergey, and Sundar during 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)[1]	All Other Compensation ($)	Total ($)
Frances H. Arnold[2]	—	—	—	—
L. John Doerr[3]	75,000	353,298	—	428,298
Roger W. Ferguson, Jr.[4]	75,000	353,298	—	428,298
Diane B. Greene[5]	28,229	—	125,260	153,489
John L. Hennessy[6]	100,000	504,711	—	604,711
Ann Mather[3]	100,000	353,298	—	453,298
Alan R. Mulally[3]	75,000	353,298	—	428,298
Eric E. Schmidt[7]	—	—	3,414,224	3,414,224
K. Ram Shriram[3]	75,000	353,298	—	428,298
Robin L. Washington[8]	11,071	1,036,238	—	1,047,309

(1) The amounts in the Stock Awards column reflect the aggregate grant date fair value of GSUs granted to directors in 2019 calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (Compensation – Stock Compensation). The grant date fair value of GSUs granted to the non-employee directors on July 3, 2019 (GSU grant following the 2019 Annual Meeting of Stockholders) was $1,121.58 per share.

(2) Frances was appointed to serve as a member of our Board of Directors and the Nominating and Corporate Governance Committee effective December 7, 2019. She did not receive any non-employee director compensation in 2019.

(3) On December 31, 2019, there were 677 Class C GSUs outstanding.

(4) On December 31, 2019, there were 816 Class C GSUs outstanding.

(5) During her service as a Google employee in 2019, Diane did not receive compensation for her service as a member of our Board of Directors. Diane resigned from her employment with Google, effective January 29, 2019, and following her transition to non-employee director status, she was again eligible to receive our standard non-employee director cash compensation. As a result, Diane received a Board member cash retainer in 2019, prorated for her period of service as a non-employee director from January 29, 2019 through the expiration of her term on June 19, 2019. Diane did not seek re-election to the Board of Directors. Diane's "All Other Compensation" represents her 2019 Google employee total compensation, prorated for service between January 1, 2019 and January 29, 2019: $50,000 in base salary; $6,679 in 401(k) plan company match; and $68,581 in unused vacation payout.

(6) On December 31, 2019, there were 824 Class C GSUs outstanding.

(7) As a Google employee during 2019, Eric received a base salary and did not receive compensation for his service as a member of our Board of Directors. Eric's initial base salary for 2019 was $1.25 million. On April 24, 2019, Eric agreed to continue serving as Technical Advisor to the Company with a salary of $1, effective as of the agreement date. Eric's "All Other Compensation" represents his 2019 Google employee total compensation: $389,425 in base salary; $2,685,857 in non-qualified deferred compensation earnings; $328,388 for personal security; $9,500 in 401(k) plan company match; and $1,054 for personal use of aircraft chartered by Google. Eric did not seek re-election to the Board of Directors at the expiration of his term on June 19, 2019.

(8) Robin was appointed to serve as a member of our Board of Directors and the Leadership Development and Compensation Committee effective April 25, 2019. In connection with her appointment, she received our standard initial compensation for new non-employee directors consisting of a $1.0 million GSU grant made May 1, 2019 (the first non-holiday Wednesday of the month following the month of her appointment). On December 31, 2019, there were 883 Class C GSUs outstanding. Robin's 2019 cash retainer was prorated for her period of service.

38 ALPHABET • 2020 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLE OF CONTENTS THE CD&A IS ORGANIZED INTO FOUR SECTIONS: SECTION 1—EXECUTIVE SUMMARY 39 SECTION 2—DETERMINING COMPETITIVE LEVELS OF PAY 40 SECTION 3—ELEMENTS OF PAY AND FISCAL YEAR 2019 PAY DECISIONS 41 SECTION 4—OTHER COMPENSATION INFORMATION 42 —COMPENSATION DISCUSSION AND ANALYSIS Overview Our Compensation Discussion and Analysis (CD&A) includes a detailed discussion of compensation for five named executive officers during the fiscal year ended December 31, 2019: LARRY PAGE Co-Founder and Director SERGEY BRIN Co-Founder and Director SUNDAR PICHAI Chief Executive Officer, Alphabet and Google, and Director RUTH M. PORAT Senior Vice President and Chief Financial Officer, Alphabet and Google DAVID C. DRUMMOND Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet (retired January 2020) Section 1—Executive Summary Compensation Philosophy We designed our employee and executive compensation programs to support three goals: •Attract and retain the world’s best talent •Support our culture of innovation and performance •Align employee and stockholder interests We pay employees competitively compared to other opportunities they might have in the market. Additionally, we offer competitive benefits to promote the health and happiness of our employees, provide unique perks that make life and work more convenient, design compelling job opportunities aligned with our mission, and create a fun and energizing work environment. We believe in pay for performance. Compensation is tied to performance for all employees who receive more than nominal compensation. The proportion of overall pay tied to performance is higher for employees at more senior levels in the organization, reflecting their opportunity to have more impact on company performance. We use equity awards to align employee and stockholder interests. We require our named executive officers and other senior executives to maintain significant holdings of Alphabet stock. See Section 4 of this CD&A for a description of our minimum stock ownership requirements.

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Transitions and Compensation Highlights In December 2019, Sundar, previously Chief Executive Officer of Google, became the Chief Executive Officer of both Alphabet and Google. In recognition of his expanded role, the Leadership Development and Compensation Committee approved a new individual compensation arrangement that increased Sundar’s salary to $2.0 million effective January 1, 2020 and granted equity awards in the form of performance stock units (PSUs) and GSUs. See “Equity Awards” under Section 3 of this CD&A for additional details. In conjunction with Sundar’s expanded role, Larry and Sergey transitioned from their roles as Chief Executive Officer, Alphabet, and President, Alphabet, respectively, and will remain active as Co-Founders and members of our Board of Directors. Larry and Sergey will continue to receive salaries of $1 each per year. On January 31, 2020, David, former Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet, retired and exited Alphabet. Section 2—Determining Competitive Levels of Pay Our executive compensation decisions are informed by market data in addition to the reviews of individual roles and performance. We use peer group data to obtain compensation benchmarks for our named executive officers. For 2019, we determined our peer group by evaluating potential companies against the following criteria: •High-technology or media company •Key talent competitor •High-growth, with a minimum of 50% of Alphabet’s revenue and/or headcount growth over the previous two-year period •$25 billion or more in annual revenue •$100 billion or more in market capitalization Considering these criteria, in October 2018, the Leadership Development and Compensation Committee selected the following peer companies for 2019: Amazon.com, Inc. Facebook, Inc. Netflix, Inc. Apple Inc. Intel Corporation Oracle Corporation Cisco Systems, Inc. International Business Machines Corporation Salesforce.com, Inc. Comcast Corporation Microsoft Corporation The Walt Disney Company When appropriate, we supplement publicly available peer group data with comparable opportunities at other S&P 500 companies and startup organizations. Process for Determining Compensation We regularly review our compensation levels against our peer group. We also assess executives based on their individual performance and overall company performance. Management uses this information to develop compensation recommendations for our named executive officers. The Leadership Development and Compensation Committee then reviews these recommendations and makes the final decision on compensation for named executive officers. Say-on-Pay We hold our advisory vote on executive compensation (commonly known as a “say-on-pay” vote) every three years, and hold our advisory vote on the frequency of say-on-pay votes (commonly known as “say-when-on-pay” vote) every six years. We are holding our advisory say-on-pay vote at the Annual Meeting (See Proposal Number 4 in this proxy statement), and will hold our advisory say-when-on-pay vote at the 2023 annual meeting of stockholders. The Leadership Development and Compensation Committee annually reevaluates our compensation practices to determine how they might be improved.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Section 3—Elements of Pay and Fiscal Year 2019 Pay Decisions

Base Salary

We use salaries to provide employees, including our named executive officers, a steady income in line with their skills, experiences, and the job opportunities available to them outside of Alphabet, as appropriate.

In 2019, the Leadership Development and Compensation Committee maintained annual salaries for Sundar, Ruth, and David at $650,000. Larry and Sergey continued to receive salaries of $1 each per year.

Effective January 1, 2020, the Leadership Development and Compensation Committee increased Sundar's annual salary to $2.0 million in recognition of his expanded role as Chief Executive Officer of Alphabet and Google.

Equity Awards

Our named executive officers do not receive cash bonuses and receive all variable pay through equity awards. We grant equity awards to our named executive officers (other than Larry and Sergey) to reinforce management's focus on long-term stockholder value and commitment to the company. We typically design these awards to cover a multi-year period in order to reward long-term performance. As a result, a named executive officer may not receive an equity award every year, and the corresponding Summary Compensation Table values will be higher in years that he or she receives an equity award compared to years when he or she does not receive an equity award.

In December 2019, the Leadership Development and Compensation Committee granted Sundar PSUs and GSUs under a new award structure vesting over the period from January 2020 through December 2022 as detailed below. Our other named executive officers did not receive equity awards during 2019.

2019 PSUs

Sundar received a $90.0 million PSU award structured as follows:

- Two tranches with a target value of $45.0 million each
  - The target number of PSUs for each tranche (34,502) was determined at grant by dividing the target value of each tranche by $1,304.28, the average closing price of Alphabet's Class C capital stock during the month of November 2019
- The PSUs vest based on Alphabet's total shareholder return (TSR) performance relative to the S&P 100 during the performance period as follows:
  - The first tranche will vest, or not, based on Alphabet's relative TSR over the two-year performance period from January 2020 to December 2021
  - The second tranche will vest, or not, based on Alphabet's relative TSR over the three-year performance period from January 2020 to December 2022
- The number of PSUs vesting for each tranche will be determined after the end of each performance period based on the payout curve illustrated below. Depending upon performance, the number of PSUs that vest will range from 0%-200% of target

PSU Payout Curve


MAXIMUM
TARGET
THRESHOLD
200%
150%
100%
50%
0%
Percentage of Target PSUs Vesting(1)
0
25th
50th
75th
100th
TSR Percentile Rank vs. S&P 100

(1) *The number of PSUs vesting will be determined by linear interpolation for relative TSR ranks between the 25th and 50th percentile and between the 50th and 75th percentile*

- Upon vesting, each PSU will entitle Sundar to receive one share of Alphabet's Class C capital stock

ALPHABET • 2020 PROXY STATEMENT 41

2019 GSUs Sundar received the following GSU awards: •$120.0 million award, vesting quarterly in twelve equal installments beginning on March 25, 2020 •$30.0 million award, vesting quarterly in four equal installments beginning on March 25, 2020. This GSU award is a one-time transitional award given Sundar’s last equity award was granted in 2016 Section 4—Other Compensation Information The first three sections of this CD&A describe how we think about compensation and how that affects our pay practices. Other compensation-related details that may be important considerations for our investors are discussed below. Risk Considerations The Leadership Development and Compensation Committee reviewed our compensation programs for employees and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the company. The Leadership Development and Compensation Committee believes that the design of our annual and long-term incentives focuses performance on long-term value creation and discourages short-term risk taking at the expense of long-term results. A substantial portion of employees’ compensation is delivered in the form of equity awards, further aligning their interests with those of stockholders. The Leadership Development and Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking: •The Board of Directors as a whole has responsibility for risk oversight and regularly reviews reports on the deliberations of Board committees. In addition, the Board of Directors reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs. •Through discussions with management, the Leadership Development and Compensation Committee gains insight into a reasonable range of future company performance expectations. This information is incorporated into decisions regarding compensation of our named executive officers. •The majority of compensation provided to our named executive officers is delivered in GSUs and/or PSUs, with payout based on long-term company performance. As compensation of our named executive officers is tied to long-term performance, their interests are closely aligned with stockholders and they are motivated to carefully assess risks to the company to protect their compensation. •Given that equity compensation comprises a high percentage of our named executive officers’ overall pay: ——Our equity awards are subject to vesting conditions that encourage focus on long-term interests rather than only short-term results, and create meaningful incentives for executive retention. ——Our named executive officers are subject to, and are in compliance with, Alphabet’s minimum stock ownership requirements (detailed in the Minimum Stock Ownership Requirements section below). This ensures that each named executive officer will hold a significant amount of our equity to further align his or her interests with those of our stockholders over the long term. ——We prohibit all speculative, short-sale, short-term and hedging transactions involving our securities. As a result, our named executive officers cannot insulate themselves from the effects of poor stock price performance. ——We have internal controls over financial reporting, the measurement and calculation of performance relative to goals, and other financial, operational, and compliance policies and practices designed to protect our compensation programs from manipulation by any employee. Timing of Equity Award Grants The effective grant date for equity awards to employees, members of our Board of Directors, and non-employee advisors is typically the first non-holiday Wednesday of the month following the date on which the equity award is approved by the Leadership Development and Compensation Committee, unless otherwise specified by our Board of Directors or the Leadership Development and Compensation Committee. The Leadership Development and Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

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Minimum Stock Ownership Requirements To align our named executive officers’ interests with those of our stockholders, the Board of Directors has instituted minimum stock ownership requirements under our Corporate Governance Guidelines. Our current minimum stock ownership requirements are as follows: (i) the Founders of Google and the Chief Executive Officer of Alphabet and Google shall each own shares of Alphabet stock equal in value to at least $30.0 million; and (ii) senior vice presidents of Alphabet or Google shall each own shares of Alphabet stock equal in value to at least $6.0 million. The Chief Executive Officer of Alphabet and Google, and senior vice presidents of Alphabet or Google shall have five years from hire or promotion to their respective levels to comply with the minimum stock ownership requirements. Alphabet advisors who do not receive annual equity awards and the chief executive officers of Alphabet’s Other Bets are exempt from the minimum stock ownership requirements. All of our named executive officers have met the applicable minimum stock ownership requirements as of December 31, 2019. Insider Trading, Hedging, and Pledging Policies Our policy against insider trading prohibits all employees and directors from engaging in any speculative or hedging transactions in our securities. We prohibit hedging transactions such as puts, calls, collars, swaps, forward sale contracts, exchange funds, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Alphabet’s securities. No employee or director may engage in short sales of Alphabet securities, hold Alphabet securities in a margin account, or pledge Alphabet securities as collateral for a loan. Perquisites and Other Benefits Like all employees, our named executive officers are eligible to participate in various employee benefit plans, including medical, dental, and vision care plans, flexible spending accounts for health and dependent care, life, accidental death and dismemberment, disability, and travel insurance, survivor income benefit, employee assistance programs (e.g., confidential counseling), and paid time off. We also pay life insurance premiums for all employees (other than Larry and Sergey). In addition, we maintain a tax qualified 401(k) retirement savings plan with both pre-tax and after-tax Roth savings features for eligible employees, including our named executive officers. In 2019, we provided a company match equal to the greater of 100% of contributions up to $3,000, or 50% of the maximum contribution under the Internal Revenue Code ($19,000) for a maximum match of $9,500, per employee (other than Larry and Sergey). Our company match is fully vested at the time of contribution. Participants are not taxed on their pre-tax contributions or earnings on those contributions until distribution, but pre-tax contributions and all company matching contributions are deductible by us when made. Participants are taxed on their after-tax Roth contributions, and all company matching contributions and after-tax Roth contributions are deductible by us when made. In 2019, we paid for personal security for Sundar, and incremental costs related to the personal use of non-commercial aircraft for Sundar, Ruth, and David. Pursuant to our Non-Commercial Aircraft Policy, which sets forth the guidelines and procedures for the personal use of non-commercial aircraft, named executive officers and their guests may use company aircraft with appropriate approvals and pay tax on any associated imputed income. No Additional Executive Benefit Plans Since we do not generally differentiate the benefits we offer our named executive officers from the benefits we offer other employees, we do not maintain any benefit plans that cover only select named executive officers. We also do not maintain any executive retirement programs such as executive pension plans or supplemental executive retirement plans.

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——LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE REPORT The Leadership Development and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Leadership Development and Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in this proxy statement. LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE L. John Doerr, Chair K. Ram Shriram Robin L. Washington

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the fiscal years ended December 31, 2019, 2018, and 2017.

Name and Principal Position	Year	Salary ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)[3]	Total ($)
Larry Page[4] Co-Founder and Director	2019	1	—	—	1
	2018	1	—	—	1
	2017	1	—	—	1
Sergey Brin[4] Co-Founder and Director	2019	1	—	—	1
	2018	1	—	—	1
	2017	1	—	—	1
Sundar Pichai Chief Executive Officer, Alphabet and Google, and Director	2019	650,000	276,612,072[5]	3,359,480[6]	280,621,552
	2018	650,000	—	1,231,066	1,881,066
	2017	650,000	—	683,557	1,333,557
Ruth M. Porat Senior Vice President, Chief Financial Officer, Alphabet and Google	2019	650,000	—	14,052	664,052
	2018	650,000	46,612,647	29,357	47,292,004
	2017	650,000	—	38,638	688,638
David C. Drummond Senior Vice President, Corporate Development, Chief Legal Officer, Alphabet (retired Jan 2020)	2019	650,000	—	10,860	660,860
	2018	650,000	46,612,647	19,585	47,282,232
	2017	650,000	—	14,252	664,252

(1) *Salaries reflect amounts earned by the named executive officers in the relevant fiscal year. Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code.*

(2) *Amounts reflect the aggregate grant date fair value of GSUs and PSUs computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of the value that will be realized if and when vesting occurs. The grant date fair value of each GSU award is measured based on the closing price of our Class C capital stock on the date of grant. The grant date fair value of each PSU award is measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant (as calculated in accordance with FASB ASC Topic 718 and SAB Topic 14).*

(3) *Generally consists of our 401(k) plan company match of up to $9,500 and personal use of company aircraft, unless otherwise noted. The aggregate incremental cost of personal use of the company aircraft is calculated based on a cost-per-flight-hour charge developed by a nationally recognized and independent service. The charge reflects the direct operating cost of the aircraft, including fuel, additives and lubricants, an allocable allowance for airframe, engine and APU maintenance and restoration, crew travel expenses, on-board catering, and trip-related landing/hangar/ramp fees and parking costs. This charge does not include any fixed costs that do not change based on usage, such as pilots' and other employees' salaries, home hangar expenses, and general taxes and insurance.*

(4) *In conjunction with Sundar's expanded role, Larry and Sergey transitioned to advisors from their roles as Chief Executive Officer, Alphabet and President, Alphabet, respectively. Larry and Sergey will continue to receive salaries of $1 each per year.*

(5) *The aggregate grant date fair value of the GSUs granted ($155,954,092) was measured based on the closing price of our Class C capital stock on the date of grant. The aggregate grant date fair value of the PSUs granted ($120,657,979) was measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant. Assuming the maximum achievement of the TSR performance goals, the aggregate market value of the PSUs on the date of grant would be $187,144,368. See "Equity Awards" under Section 3 of the CD&A and the "Grants of Plan-Based Awards in 2019" table for details on the GSUs and PSUs awarded.*

(6) *Includes $3,339,695 for personal security.*

ALPHABET • 2020 PROXY STATEMENT 45

1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

GRANTS OF PLAN-BASED AWARDS IN 2019

The following table provides information regarding the equity awards granted in 2019 to our named executive officers.

			Estimated Future Payouts Under Equity Incentive Plan Awards			Equity Grants	
Name	Grant Date	Date of Approval of Equity Awards by Committee	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards[1] ($)
Larry Page	—	—	—	—	—	—	—
Sergey Brin	—	—	—	—	—	—	—
Sundar Pichai	12/19/2019	12/17/2019	—	—	—	23,002[2]	31,191,632
Sundar Pichai	12/19/2019	12/17/2019	—	—	—	92,005[2]	124,762,460
Sundar Pichai	12/19/2019	12/17/2019	34,502	69,004[2]	138,008	—	120,657,979
Ruth M. Porat	—	—	—	—	—	—	—
David C. Drummond	—	—	—	—	—	—	—

(1) *Stock awards (GSUs and PSUs) are shown at their aggregate grant date fair value in accordance with FASB ASC Topic 718. The fair value of GSUs is measured based on the closing price of our Class C capital stock on the date of grant, and the fair value of PSUs is measured using a Monte Carlo simulation model, as PSUs contain a market condition at the time of grant. See "Equity Awards" under Section 3 of the CD&A for details on the GSUs and PSUs awarded.*

(2) *The exact number of GSUs and PSUs comprising the equity award was calculated by dividing the target GSU and PSU grant values by the average closing price of Alphabet's Class C capital stock during the month of November 2019 ($1,304.28), rounded up to the nearest whole share number.*

DESCRIPTION OF PLAN-BASED AWARDS

The GSUs and PSUs granted to Sundar in fiscal year 2019 were granted under Alphabet's Amended and Restated 2012 Stock Plan in accordance with its terms and the applicable award agreements. See footnotes to the "Outstanding Equity Awards at 2019 Fiscal Year-End" table below for a description of the vesting schedule of the GSUs and PSUs reported in the "Grants of Plan-Based Awards in 2019" table above.

46 ALPHABET • 2020 PROXY STATEMENT

1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR-END

The following table provides information on the current holdings of stock options and unvested GSUs and PSUs by our named executive officers at December 31, 2019.

		Option Awards			Stock Awards			
Name	Grant Date	Number of Securities Underlying Unexercised Options That Are Exercisable(1) (#)	Option Exercise Price(2) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested(3) ($)
Larry Page	—	—	—	—	—	—	—	—
Sergey Brin	—	—	—	—	—	—	—	—
Sundar Pichai	12/19/2019(5)	—	—	—	23,002	30,754,134	—	—
	12/19/2019(6)	—	—	—	92,005	123,012,525	—	—
	12/19/2019(7)	—	—	—	—	—	34,502	46,129,864
	4/4/2012	8,646	318.21	4/4/2022	—	—	—	—
	4/4/2012	8,646	316.94	4/4/2022	—	—	—	—
	8/4/2010	1,459	253.67	8/4/2020	—	—	—	—
	8/4/2010	1,459	252.65	8/4/2020	—	—	—	—
Ruth M. Porat	3/7/2018(8)	—	—	—	21,004	28,082,768	—	—
David C. Drummond	3/7/2018(8)	—	—	—	21,004	28,082,768	—	—
	4/4/2012	14,985	318.21	4/4/2022	—	—	—	—
	4/4/2012	14,985	316.94	4/4/2022	—	—	—	—
	4/4/2012	2,882	318.21	4/4/2022	—	—	—	—
	4/4/2012	2,882	316.94	4/4/2022	—	—	—	—
	4/6/2011	9,762	287.66	4/6/2021	—	—	—	—
	4/6/2011	9,762	286.52	4/6/2021	—	—	—	—
	12/1/2010	5,998	282.74	12/1/2020	—	—	—	—
	12/1/2010	5,998	281.61	12/1/2020	—	—	—	—

(1) All outstanding options are fully vested and exercisable.

(2) The option exercise prices have been retroactively adjusted to reflect the April 2, 2014 stock split.

(3) The market value of unvested GSUs and PSUs is calculated by multiplying the number of unvested GSUs and PSUs held by the applicable named executive officer by the closing price of our Class C capital stock on December 31, 2019, which was $1,337.02 per share.

(4) The unvested PSUs were granted on December 19, 2019 and will vest in two tranches based on TSR performance of Alphabet relative to the companies comprising the S&P 100 over a 2020-2021 performance period for the first tranche and over a 2020-2022 performance period for the second tranche. The vesting of each tranche will be subject to continued employment through the date the Leadership Development and Compensation Committee determines achievement of our relative TSR following the end of each performance period other than in the event of death or termination without cause. See "Equity Awards" under Section 3 of the CD&A for further details regarding vesting conditions of the PSUs. The number of PSUs included in the table reflects achievement of market-based goals at the threshold level for each tranche.

(5) This award vests as follows: 1/4th of GSUs vested on March 25, 2020 and an additional 1/4th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.

(6) This award vests as follows: 1/12th of GSUs vested on March 25, 2020 and an additional 1/12th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.

(7) This award vests as follows: Any PSUs vesting per the applicable grant agreement with respect to the January 1, 2020 to December 31, 2021 performance period (Target = 34,502, but between 0 and 69,004 may vest in accordance with the market-based requirements in the applicable grant agreement) will vest within 45 days after December 31, 2021; and any PSUs vesting per the applicable grant agreement with respect to the January 1, 2020 to December 31, 2022 performance period (Target = 34,502, but between 0 and 69,004 may vest in accordance with the market-based requirements in the applicable grant agreement) will vest within 45 days after December 31, 2022.

(8) This award vests as follows: 1/16th of GSUs vested on March 25, 2018 with an additional 1/16th vesting quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.

ALPHABET • 2020 PROXY STATEMENT 47

1 Corporate Governance | 2 Director and Executive Compensation | 3 Audit Matters | 4 Management and Stockholder Proposals | 5 Questions and Answers

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2019

The following table provides information for the named executive officers regarding stock option exercises during the year ended December 31, 2019, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions, and GSUs that vested during the same period.

	Option Awards		Stock Awards	
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[(1)] ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[(2)] ($)
Larry Page	—	—	—	—
Sergey Brin	—	—	—	—
Sundar Pichai	4,872	4,233,013	78,440	95,190,391
Ruth M. Porat	—	—	23,678	28,906,914
David C. Drummond	124,208	120,023,519	10,502	12,821,192

(1) *The value realized on exercise is calculated as the product of (a) the number of shares of our Class A common stock or Class C capital stock, as applicable, for which the stock options were exercised and (b) the excess of the closing price of our Class A common stock or Class C capital stock, as applicable, on the NASDAQ Global Select Market on the date of the exercise over the applicable exercise price per share of the stock options.*

(2) *The value realized on vesting is calculated as the product of (a) the number of shares of our Class A common stock or Class C capital stock, as applicable, underlying the GSUs that vested and (b) the closing price of our Class A common stock or Class C capital stock, as applicable, on the NASDAQ Global Select Market on the day before vesting.*

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have no agreements with our named executive officers that provide for additional or accelerated compensation upon termination of the executive's employment or a change in control of Alphabet, except as set forth below.

In the event of a change in control of Alphabet and, unless our Board of Directors or Leadership Development and Compensation Committee determines otherwise, if the successor corporation does not assume or substitute the equity awards held by our employees, including our named executive officers, all unvested stock options and unvested GSUs will fully vest and the target award for each tranche of Sundar's PSUs will fully vest.

Effective December 17, 2019, the Leadership Development and Compensation Committee approved an amendment to Alphabet's form of restricted stock unit agreement under the Amended and Restated 2012 Stock Plan for future grants, such that, similar to GSUs granted to all other Alphabet employees, GSUs granted to directors and named executive officers of Alphabet will immediately vest in full upon termination of service on the Board, or of employment, by reason of death.

In respect to Sundar's PSUs:

- Upon a termination of employment by reason of death (i) prior to the start of the performance period of a tranche or during the performance period of a tranche, the target number of PSUs for such tranche will immediately vest in full as of the date of such termination of employment and (ii) following the end of the performance period of a tranche but prior to the determination date with respect to such tranche, the number of PSUs earned based on actual performance will immediately vest as of the determination date
- Upon a termination of employment by Alphabet without cause (as defined in the PSU agreement) prior to the determination date for a tranche but after the start of the performance period with respect to such tranche, the number of PSUs earned based on actual performance will be prorated based on the number of calendar days in the performance period Sundar was performing services and the pro rata portion will vest as of the determination date

The table on page 49 of this proxy statement shows our estimates of the value each of our named executive officers would have received if their unvested GSUs (and in Sundar's case, PSUs) had become fully vested as a result of termination of employment by reason of a change in control or death occurring on December 31, 2019. All stock options held by our named executive officers as of December 31, 2019 are fully vested.

48 ALPHABET • 2020 PROXY STATEMENT

As the performance periods for all tranches of Sundar’s PSUs had not started as of December 31, 2019, Sundar would not have vested any PSUs as a result of a termination of employment by Alphabet without cause as of such date. Name Estimated Benefit of Equity Acceleration Upon Change in Control ($)(1) Estimated Benefit of Equity Acceleration Upon Death ($)(1)(2) Estimated Benefit of Equity Acceleration Upon Termination without Cause ($)(1) Larry Page — — — Sergey Brin — — — Sundar Pichai 246,026,387 246,026,387 — Ruth M. Porat 28,082,768 — — David C. Drummond 28,082,768 — — (1) The estimated benefit amount of equity acceleration was calculated by multiplying the number of unvested GSUs, and in Sundar’s case, the target number of PSUs, by the closing price of our Class C capital stock on December 31, 2019, which was $1,337.02 per share. (2) The amendment of Alphabet’s form of restricted stock unit agreement under the Amended and Restated 2012 Stock Plan, adopted by the Leadership Development and Compensation Committee on December 17, 2019 for future grants, that provides for equity acceleration upon death is applicable to the equity awards granted after the adoption date. ——ALPHABET CEO PAY RATIO The following table sets forth the ratio of Alphabet Chief Executive Officer Sundar’s total compensation to that of Alphabet’s median employee for the year ended December 31, 2019. Chief Executive Officer total annual compensation $280,621,552 Median Employee total annual compensation $258,708 Ratio of Chief Executive Officer to Median Employee total annual compensation 1,085 : 1 To determine the median employee compensation, we analyzed all of Alphabet’s employees, excluding Alphabet’s Chief Executive Officer, as of December 31, 2019. We annualized wages and salaries for employees that were not employed for the full year. We used base salary and actual bonus as the consistently applied compensation metric to determine the median employee. If this resulted in more than one individual at the median level, we assessed the grant date fair value of standard equity awards for these individuals and selected the employee with the median award value. After identifying the median employee, we calculated annual total compensation for the median employee according to the methodology used to report the annual compensation of our named executive officers in the Summary Compensation Table on page 45.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2019. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. There are no shares of Class B Common Stock issued and outstanding under any of our current equity compensation plans. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders included in the table below.

Plan Category	Class of Common Stock/Capital Stock	(a) Common/ Capital Shares to be Issued Upon Exercise of Outstanding Options and Rights (#)	(b) Weighted-average Exercise Price of Outstanding Options and Rights[(1)] ($/Share)	(c) Common/ Capital Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity compensation plans approved by our stockholders	Class A	301,927[(2)]	287.11	—[(3)]
Equity compensation plans approved by our stockholders	Class C	19,677,008[(4)]	287.55	37,982,435[(5)]
Equity compensation plans not approved by our stockholders	Class A	31,615[(6)]	226.93	—
Equity compensation plans not approved by our stockholders	Class C	29,020[(7)]	225.87	—
Total	Class A	333,542	281.40	—
Total	Class C	19,706,028	282.78	37,982,435[(5)]
Total	Class A and Class C	20,039,570	282.08	37,982,435[(5)]

(1) *The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding GSUs, which have no exercise price.*

(2) *Consists of stock options to purchase 301,816 shares, and GSUs representing the right to acquire 111 shares of our Class A common stock outstanding under our 2004 Stock Plan.*

(3) *We granted Class A common stock under the 2004 Stock Plan that expired in April 2014. No further grants may be made under the 2004 Stock Plan.*

(4) *Consists of stock options to purchase 298,551 shares of Class C capital stock and GSUs representing the right to acquire 104 shares of Class C capital stock outstanding under our 2004 Stock Plan, and GSUs representing the right to acquire 19,378,353 shares of Class C capital stock outstanding under our Amended and Restated 2012 Stock Plan.*

(5) *Consists of shares of Class C capital stock authorized to be issued pursuant to the Google Inc. 2012 Stock Plan, which was approved by our stockholders at the 2012 Annual Meeting of Stockholders, assumed by Alphabet in October 2015, amended at the 2015, 2016, 2017, and 2018 Annual Meetings of Stockholders, and amended and restated at the 2019 Annual Meeting of Stockholders.*

(6) *Consists of shares of Class A common stock to be issued upon exercise of outstanding stock options under the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan which was assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012. No further grants may be made under this plan.*

(7) *Consists of shares of Class C capital stock to be issued upon (i) exercise of outstanding stock options that were distributed as a dividend to the issued and outstanding Class A stock options in April 2014 in connection with the stock split under the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012 and (ii) vesting of restricted stock units issued and outstanding under the Apigee Corporation 2015 Equity Incentive Plan; such unvested restricted stock units were assumed by us in connection with our acquisition of Apigee Corporation in November 2016. No further grants may be made under any of these plans.*

50 ALPHABET • 2020 PROXY STATEMENT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ——PRINCIPAL ACCOUNTANT FEES AND SERVICES The following table sets forth all fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2018 and 2019 (in thousands): 2018 ($) 2019 ($) Audit Fees(1) 16,072 20,112 Audit-Related Fees(2) 6,232 7,185 Tax Fees(3) 4,377 1,944 Other Fees(4) 764 608 TOTAL FEES 27,445 29,848 (1) Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, audit of our internal control over financial reporting, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP. (2) Audit-Related Fees: This category consists primarily of system and organization controls reporting and other attest services related to information systems. (3) Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities. (4) Other Fees: This category consists of fees for permitted services other than the services reported in audit fees, audit-related fees, and tax fees. ——AUDITOR INDEPENDENCE We maintain a policy that aims to help maintain auditor independence and our compliance with regulatory requirements by ensuring a process for: 1) internal and external auditor review of proposed services for independence and 2) pre-approval of the services by the Audit Committee. The Audit Committee considers whether the provision of services other than audit services is compatible with maintaining Ernst & Young LLP’s independence.

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——PRE-APPROVAL POLICIES AND PROCEDURES All audit and non-audit services provided by Ernst & Young LLP to us must be pre-approved in advance by our Audit Committee. If the following conditions are met, the service will be considered pre-approved by the Audit Committee (without any further action from the Audit Committee): •the service is identified as a permitted service, as determined by the Audit Committee each year, and •the estimated fee for the permitted service is less than or equal to $500,000. If the service does not meet the conditions noted above, explicit approval must be obtained from the Audit Committee, or the delegate of the Audit Committee who has been granted the authority to grant pre-approvals, before the professional from the independent registered accounting firm is engaged by Alphabet or its subsidiaries to render the service. If a pre-approval is obtained from the Committee delegate, the auditor may be engaged to commence the service but the service must still be presented to the full Audit Committee at its next scheduled meeting. All services provided to us by Ernst & Young LLP in 2018 and 2019 were pre-approved by the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS The Audit Committee of the Board of Directors of Alphabet is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Audit Committee operates pursuant to a charter that is available on the Investor Relations section of our website at https://abc.xyz/investor/other/board/#audit-committee. The Audit Committee oversees Alphabet’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Alphabet’s internal control over financial reporting. Alphabet’s independent auditors are responsible for expressing an opinion as to the conformity of Alphabet’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Alphabet’s internal control over financial reporting. In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2019. The Audit Committee has also discussed with Ernst & Young LLP, Alphabet’s independent auditors, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (PCAOB). The Audit Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the auditors their independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2019. AUDIT COMMITTEE Ann Mather, Chair Roger W. Ferguson, Jr. Alan R. Mulally

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MANAGEMENT PROPOSALS TO BE VOTED ON Proposal Number 1 Election of Directors Nominees The Nominating and Corporate Governance Committee recommended, and our Board of Directors nominated: •Larry Page, •Sergey Brin, •Sundar Pichai, •John L. Hennessy, •Frances H. Arnold, •L. John Doerr, •Roger W. Ferguson, Jr., •Ann Mather, •Alan R. Mulally, •K. Ram Shriram, and •Robin L. Washington as nominees for election as members of our Board of Directors at the Annual Meeting. At the Annual Meeting, eleven directors will be elected to the Board of Directors. Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Alphabet. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. The sections titled “Directors and Executive Officers” and “Director Selection Process and Qualifications” on pages 17 and 27 of this proxy statement contain more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that these nominees should serve as directors of Alphabet. Required Vote The eleven nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE ABOVEMENTIONED NOMINEES.

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Proposal Number 2 Ratification of Appointment of Independent Registered Public Accounting Firm The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2020. During the fiscal year ended December 31, 2019, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain audit- related, tax, and other services. See “Independent Registered Public Accounting Firm” on page 51 of this proxy statement. The Audit Committee believes that the continued retention of Ernst & Young LLP as our independent registered public accounting firm is in the best interests of Alphabet and our stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Alphabet and our stockholders. If our stockholders do not ratify the appointment, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to participate in the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement. Required Vote Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Ernst & Young LLP. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

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Proposal Number 3 Approval of an Amendment to Alphabet’s Amended and Restated 2012 Stock Plan At the Annual Meeting, stockholders will be asked to approve an amendment to the Alphabet Inc. Amended and Restated 2012 Stock Plan (the Plan), in order to increase the maximum number of shares of our Class C capital stock that may be issued under the Plan by 8,500,000 shares. In April 2020, the Leadership Development and Compensation Committee recommended and the full Board of Directors adopted, subject to stockholder approval, an amendment to the Plan to increase the share reserve by 8,500,000 shares of Class C capital stock. Our stockholders have previously authorized us to issue under the Plan up to a total of 88,000,000 shares of Class C capital stock, subject to adjustment upon certain changes in our capital structure. The Leadership Development and Compensation Committee and the full Board of Directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. The proposed share reserve increase would allow Alphabet to continue its current granting practices. As of December 31, 2019, of the 88,000,000 shares of Class C capital stock authorized for issuance under the Plan, 37,982,435 shares remained available for future grants of stock awards, a number that the Leadership Development and Compensation Committee and the full Board of Directors believes to be insufficient to meet our anticipated needs. Therefore, the Leadership Development and Compensation Committee recommended, and the full Board of Directors approved, subject to stockholder approval, an increase in the maximum number of shares of Class C capital stock issuable under the Plan by 8,500,000 shares to a total of 96,500,00 shares of Class C capital stock, subject to adjustment upon certain changes in our capital structure. Summary of the Plan The material features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, which is set forth in Appendix A to this proxy statement. Purpose The Board of Directors of Google originally adopted the Plan in April 2012, and it was approved by the stockholders of Google in June 2012. The Plan was subsequently assumed by Alphabet in October 2015 and amended by the Board of Directors, the Leadership Development and Compensation Committee and stockholders in 2015, 2016, 2017, and 2018, and amended and restated in its entirety by the Board of Directors, the Leadership Development and Compensation Committee, and stockholders in 2019. The Plan is intended to promote the interests of Alphabet and its subsidiaries (collectively, the Company) and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability, and financial success of the Company. Administration The Leadership Development and Compensation Committee administers the Plan in accordance with its terms. The Leadership Development and Compensation Committee has full discretionary authority to administer the Plan, including without limitation, the authority to: (1) designate the employees and consultants of the Company and members of the Board of Directors who shall be granted incentive awards under the Plan and the amount, type and other terms and conditions of such incentive awards and (2) interpret and construe any and all provisions of the Plan and the terms of any incentive award (and any agreement evidencing the grant of an incentive award). The Leadership Development and Compensation Committee may exercise all discretion granted to it under the Plan in a non- uniform manner among participants. The Leadership Development and Compensation Committee may delegate to a subcommittee of one or more members of the Board of Directors or employees of the Company the authority to grant incentive awards, subject to such limitations as the Leadership Development and Compensation Committee shall specify and to the requirements of applicable law. Eligibility Any employee or consultant of, or person who renders services directly or indirectly to, the Company and any member of the Board of Directors is eligible for selection by the Leadership Development and Compensation Committee to receive an incentive award under the Plan (such a person who is selected to receive an incentive award is referred to herein as a participant). As of December 31, 2019, the Company had 118,899 full-time employees and eleven members of the Board of Directors (including three employee directors).

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Shares Subject to the Plan Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan shall not exceed 88,000,000 shares in the aggregate. Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan that are intended to be incentive stock options (ISOs) shall not exceed 88,000,000 shares in the aggregate. As of December 31, 2019, of the 88,000,000 shares of Class C capital stock authorized for issuance under the Plan, 37,982,435 shares of stock remained available for future grant of stock awards. Assuming stockholders approve this proposal, a total of 96,500,000 shares of Class C capital stock will have been reserved for issuance pursuant to the Plan. Assuming stockholders approve this proposal, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan that are intended to be ISOs shall not exceed 96,500,000. For purposes of these maximum share limitations, shares of Class C capital stock shall only be counted as used to the extent that they are actually issued and delivered to a participant (or such participant’s permitted transferees as described in the Plan) pursuant to the Plan. Accordingly, if an incentive award is settled for cash or if shares of Class C capital stock are withheld to pay the exercise price of a stock option or to satisfy any tax withholding requirements in connection with an incentive award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Class C capital stock that are available for delivery under the Plan. In addition, shares of Class C capital stock related to incentive awards that expire, are forfeited or cancelled, or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Class C capital stock owned by a participant (or such participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an incentive award, the number of shares tendered shall be added to the number of shares of Class C capital stock that are available for delivery under the Plan. Notwithstanding anything to the contrary herein, shares of Class C capital stock attributable to incentive awards transferred under any incentive award transfer program (as described below) shall not again be available for delivery under the Plan. As of April 7, 2020, the market value of a share of Class C capital stock was $1,186.51. Award Types The Plan permits grants of the following types of incentive awards subject to such terms and conditions as the Leadership Development and Compensation Committee shall determine, consistent with the terms of the Plan: (1) stock options, including stock options intended to qualify as ISOs, (2) other stock-based awards, including in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units (including performance-based restricted stock units), performance shares, deferred share units or share- denominated performance units, and (3) cash awards. Subject to the terms and conditions set forth in the Plan, incentive awards may be settled in cash or shares of Class C capital stock and may be subject to performance-based and/or service-based conditions. Stock Options The Plan permits the Leadership Development and Compensation Committee to grant stock options, including ISOs, which are stock options that are designated by the Leadership Development and Compensation Committee as incentive stock options and which meet the applicable requirements of incentive stock options pursuant to Section 422 of the Code, subject to certain terms and conditions. Exercise Price. The exercise price per share of Class C capital stock covered by a stock option shall not be less than 100% of the fair market value of a share of Class C capital stock on the date on which such stock option is granted. For this purpose, fair market value (Fair Market Value) is determined as being equal to the closing sales price on the date of grant or, if not so reported for such day, the immediately preceding business day, of a share of Class C capital stock as reported on the principal securities exchange on which shares of Class C capital stock are listed and admitted to trading. Terms Applicable to Stock Options. A stock option granted to a participant under the Plan allows a participant to purchase up to a specified total number of shares of Class C capital stock at a specified exercise price per share during specified time periods, each as determined by the Leadership Development and Compensation Committee in its discretion, provided that no stock option may have a term of longer than ten (10) years. Additional Terms for ISOs. Stock options granted under the Plan that are intended to qualify as ISOs are subject to certain additional terms and conditions as set forth in the Plan, including: (1) each stock option that is intended to qualify as an ISO must be designated as an ISO in the agreement evidencing its grant, (2) ISOs may only be granted to individuals who are employees of the Company, (3) the aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Class C capital stock with respect to which ISOs are exercisable for the first time by any participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code, and (4) no ISO may be granted to a person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (a) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class C capital stock at the time such ISO is granted and (b) such ISO is not exercisable after the expiration of five years from the date it is granted. Any stock option granted under the Plan that is designated as an ISO but for any reason fails to meet the requirements of an ISO shall be treated under the Plan as a nonstatutory stock option.

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Repricing Prohibited. Alphabet may not reprice any stock option granted under the Plan without the approval of the stockholders of Alphabet. For this purpose, “reprice” means (1) any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted, (b) any other action that is treated as a repricing under U.S. generally accepted accounting principles (GAAP), or (c) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying Class C capital stock, in exchange for another stock option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (2) any other action that is considered to be a repricing under formal or informal guidance issued by NASDAQ. Non-Employee Director Awards Any awards granted to non-employee members of the Board of Directors under the Plan in respect of any calendar year, solely with respect to his or her service to the Board of Directors, may not exceed $1,500,000, based on the aggregate value of cash-based awards and the fair market value of any stock-based awards granted under the Plan, in each case determined as of the date of grant. The Board of Directors will reassess this cap at least once every five years. As of December 31, 2019, there were eight non-employee members of the Board of Directors. Incentive Award Transfer Program Each of the Board of Directors and the Leadership Development and Compensation Committee has the authority under the Plan to implement a program, which would permit participants the opportunity to transfer any outstanding incentive awards to a financial institution or other person selected by the Board of Directors or the Leadership Development and Compensation Committee. Amendment and Termination The Board of Directors may at any time suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, provided that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. Except as expressly provided in the Plan, no action under the Plan may, without the consent of a participant, reduce the participant’s rights under any previously granted and outstanding incentive award. Adjustments Upon Certain Changes The Plan includes provisions that require or permit the Leadership Development and Compensation Committee to make certain adjustments upon the occurrence of specified events, including provisions that provide as follows: (1) upon the occurrence of certain events affecting the capitalization of Alphabet such as a recapitalization or stock split, the Leadership Development and Compensation Committee shall make appropriate adjustments in the type and maximum number of shares available for issuance under the Plan, (2) in the event of an increase or decrease in the number or type of issued shares of common stock of Alphabet without receipt or payment of consideration by the Company, the Leadership Development and Compensation Committee shall appropriately adjust the type or number of shares subject to each outstanding incentive award and the exercise price per share, if any, of shares subject to each such incentive award, (3) in the event of a merger or similar transaction as a result of which the holders of shares of Class C capital stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Leadership Development and Compensation Committee shall appropriately adjust each outstanding incentive award so that it pertains and applies to the securities which a holder of the number of shares of Class C capital stock subject to such incentive award would have received in such transaction, and (4) upon the occurrence of certain specified extraordinary corporate transactions, such as a dissolution or liquidation of Alphabet, sale of all or substantially all of the Company’s assets, and certain mergers involving Alphabet, and upon any other corporate change, including but not limited to the sale of a subsidiary or business unit, the Leadership Development and Compensation Committee has discretion to make certain adjustments to outstanding incentive awards, cancel outstanding incentive awards and provide for cash payments to participants in consideration of such cancellation, or provide for the exchange of outstanding incentive awards. Summary of Federal Income Tax Consequences of Awards ISOs. A participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (ISO shares) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as long- term capital gain or loss. In such case, Alphabet would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature

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disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. Nonstatutory Stock Options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income equal to the aggregate fair market value of the shares subject to nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the option shares will be increased by the amount of ordinary income recognized. Upon the sale of the shares issued upon exercise of nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. Restricted Stock and Restricted Stock Units. A participant will not recognize income at the time restricted stock is granted. When the restrictions lapse with regard to any portion of restricted stock, the participant will recognize ordinary income equal to the fair market value of the vested shares, unless the participant elected to realize ordinary income in the year of the grant equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions. A participant will not recognize income at the time restricted stock units (GSUs) or performance-based restricted stock units (PSUs) are granted. When GSUs or PSUs vest, the participant will recognize ordinary income equal to the cash paid or to be paid or the fair market value of the shares delivered or to be delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. Section 162(m) Compensation Deduction Limitation. In general, Section 162(m) limits Alphabet’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m), as amended. A “covered employee” includes each individual who served as Alphabet’s Chief Executive Officer or Chief Financial Officer at any time during the taxable year, each of the three other most highly compensated officers of the Company for the taxable year, and any other individual who was a covered employee of the Company for the preceding tax year beginning after December 31, 2016. THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE. Plan Benefits The amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. Required Vote Approval of the proposed amendment to the Plan to increase the maximum number of shares of our Class C capital stock that may be issued under the Plan by 8,500,000 shares requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment to the Plan. Alphabet Recommendation We believe strongly that the approval of the increase in the number of Class C capital stock issuable under the Plan by 8,500,000 shares is essential to our continued success. Our employees are among our most valuable assets. Equity awards provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals. For the reasons stated above the stockholders are being asked to approve the amendment to the Plan. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE IN THE NUMBER OF CLASS C CAPITAL STOCK ISSUABLE UNDER THE PLAN BY 8,500,000 SHARES.

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Proposal Number 4 Approval of Compensation Awarded to Named Executive Officers As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers. Our executive compensation program and compensation paid to our named executive officers are described on pages 39-49 of this proxy statement. Our compensation programs are overseen by the Leadership Development and Compensation Committee and reflect our philosophy to pay all of our employees, including our named executive officers, in ways that support three primary business objectives: •Attract and retain the world’s best talent •Support Alphabet’s culture of innovation and performance •Align employee and stockholder interests To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals. You are being asked to approve the following resolution at the Annual Meeting: Resolved, that the stockholders approve, on an advisory basis, the compensation awarded to Alphabet’s named executive officers, as disclosed under SEC rules, including the Compensation Discussion and Analysis, the compensation tables, and related narrative disclosures included in this proxy statement. Required Vote Approval of this proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Because this vote is advisory, it will not be binding upon our Board of Directors. However, the Leadership Development and Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating Alphabet’s executive compensation program. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE FOREGOING RESOLUTION.

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STOCKHOLDER PROPOSALS Proposal Numbers 5-14 are proposals we received from our stockholders. If the proponents of these proposals, or representatives who are qualified under state law, are participating in our Annual Meeting and submit the proposals for a vote, then the proposals will be voted upon. The stockholder proposals, including any supporting statements, are included exactly as submitted to us by the proponents of these proposals. The Board of Directors’ recommendation on each proposal is presented immediately following our opposing statement to the proposal. We will promptly provide you with the name, address, and, to our knowledge, the number of voting securities held by the proponents of the stockholder proposals, upon receiving a written or oral request directed to: Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043 Email: corporatesecretary@abc.xyz (650) 253-3393

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Proposal Number 5 Stockholder Proposal Regarding Equal Shareholder Voting

Give Each Share an Equal Vote

RESOLVED:

Shareholders request that our Board take all practicable steps in its control to initiate and adopt a recapitalization plan for all outstanding stock to have one vote per share. We recommend that this be done through a phase-out process in which the board would, at the earliest practicable time, establish fair and appropriate mechanisms through which disproportionate rights of Class B shareholders could be eliminated. This is not intended to unnecessarily limit our Board's judgment in crafting the requested change in accordance with applicable laws and existing contracts.

SUPPORTING STATEMENT:

In our company's multi-class voting structure, Class B stock has 10 times the voting rights of Class A. As a result, Mr. Page and Mr. Brin currently control over 51% of our company's total voting power, while owning less than 13% of stock – and will continue to do so even though they have stepped down from leading our company. This raises concerns that the interests of public shareholders may be subordinated to those of our co-founders.

Due to this voting structure, our company takes public shareholder money but refuses shareholders an equal voice in our company's management. For example, it was primarily the weight of the insiders' 10 votes per share that permitted the creation of a non-voting class of stock (class C) despite the fact that the "majority of [shareholders] voted to oppose the maneuver." *The New York Times* reported that "only about 12.7 percent of Google's Class A stockholders — other than Mr. Brin, Mr. Page and other Google directors and employees — voted in support of issuing the Class C stock ... With little regard for the shareholders' opinion, Google continued with the plan."

A variety of corporate governance experts illustrate a growing concern about multi-class share structures:

- As of July 2017, the S&P Dow Jones Indices announced that certain indices will no longer add companies with multiple share class structures;
- The executive director of the Council of Institutional Investors (CII) has stated that "multi-class structures ... rob shareholders of the power to press for change when something goes wrong" and recommends a seven year phase-out of dual class share offerings;
- The International Corporate Governance Network supports CII's recommendation "to require to a time-based sunset clause for dual class shares to revert to a traditional one-share/one-vote structure no more than seven years after a company's IPO date."
- The Investor Stewardship Group recommends that "shareholders should be entitled to voting rights in proportion to their economic interest" and "boards should have a strong, independent leadership structure."
- As of October 4, 2019, Institutional Shareholder Services (ISS), which rates companies on governance risk, gave our company a 10, its highest risk category, for the Governance QualityScore.

Shareholders are encouraged to vote FOR this good governance request to allow better shareholder oversight.

Alphabet Opposing Statement

Our Board of Directors believes that the capital structure set out in our Amended and Restated Certificate of Incorporation is in the best interests of the company and our stockholders.

Since its inception, Google has been managed with a focus on the long term. This focus was emphasized by our Founders, Larry and Sergey, in their letter to our stockholders at the time of Google's initial public offering in 2004: "We are creating a corporate structure that is designed for stability over long time horizons." They reiterated their commitment to our long-term focus in their April 2012 letter to our stockholders. The implementation of our holding company, Alphabet, in October 2015 further reinforces this long-term view.

The dual class capital structure with two classes of common stock (Class A common stock with one (1) vote per share and Class B common stock with ten (10) votes per share) has been in existence since we became a public company in 2004, and the tri-class structure, with a new class of non-voting capital stock (Class C capital stock), was approved by a majority of the voting power of our outstanding common stock at the 2012 Annual Meeting of Stockholders. Every investor purchasing a share of our Class A common stock and our Class C capital stock is aware of this capital structure, which is disclosed in detail in our public filings with the SEC, and many are attracted to our stock by the long-term stability that our Founders and largest Class B stockholders, Larry and Sergey, continue to provide to the company.

62 ALPHABET • 2020 PROXY STATEMENT

We believe that our success is owed in large part to the leadership and vision provided by our Founders, Larry and Sergey. Through their leadership and focus on innovation and long-term growth, we have established a track record of building a strong company and creating stockholder value. Larry and Sergey remain deeply committed to Google and Alphabet for the long term, and are actively involved as Board members, stockholders, and Founders. We believe that the stability provided by the tri-class voting structure gives us greater ability to focus on long-term interests than might otherwise be the case. Further, we have established a robust governance structure to ensure independent oversight of the management team. Since 2018, John L. Hennessy has served as our non-executive, independent Chairman. Our Board of Directors believes that he is best positioned to develop agendas that ensure that our Board of Directors’ time and attention are focused on the most critical matters for the company and its stockholders. His role enables decisive leadership and enhances accountability. Our Chairman, along with the other independent members of our Board of Directors who together currently comprise more than 70% of our Board of Directors, provide oversight of, and valuable guidance to Alphabet CEO Sundar Pichai and our management team. As such, we believe our current corporate governance structure is sound and effective. Our Board of Directors believes that our capital structure combined with our governance structure has provided significant stability to the company, and is therefore in the best interests of our stockholders. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal. Required Vote Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Proposal Number 6 Stockholder Proposal Regarding Report on Arbitration of Employment-Related Claims

RESOLVED, that shareholders of Alphabet Inc. urge the Board of Directors to report to shareholders, at reasonable cost and omitting confidential and proprietary information, on the use of contractual provisions requiring direct and contract employees at Alphabet to arbitrate employment-related claims. The report should specify the proportion of the workforce, subject to such provisions; the number of employment-related arbitration claims initiated and decided in favor of the employee, in each case in the previous calendar year; and any changes in policy or practice Alphabet has made, or intends to make, as a result of California's ban on agreeing to arbitration as a condition of employment.

SUPPORTING STATEMENT:

Recently, public attention has focused on companies' use of agreements requiring employees to pursue employment-related claims, including sexual harassment claims, through arbitration. High-profile sexual harassment cases involving Fox News, Google and Uber highlighted the impact of these agreements. A robust public debate has ensued, including responses by legislators, regulators and state attorneys general.

Mandatory arbitration precludes employees from suing in court for wrongs like wage theft, discrimination and harassment, and requires them to submit to private arbitration, which has been found to favor companies and discourage claims.

In 2018, the U.S. Equal Employment Opportunity Commission sued Alphabet for sexual harassment (see https://www.eeoc.gov/eeoc/newsroom/release/9-25-18c.cfm).

A bill to end mandatory arbitration of sexual harassment claims passed the U.S. House of Representatives in September 2019, and 56 state and territorial attorneys general voiced support for it. A 2019 article characterized the "movement to end forced arbitration" as having "swept Silicon Valley," with employee walk-outs and company policy changes (https://www.sfchronicle.com/business/article/California-has-a-new-law-against-mandatory-14511832.php).

California recently banned the practice of requiring arbitration agreements as a condition of employment and Washington State enacted a law in 2018 invalidating contracts requiring arbitration of sexual harassment or assault claims.

Because arbitration is private and contractual, arbitrating employment-related claims can allow a toxic culture to flourish, increasing the severity of eventual consequences and harming employee morale. Confidentiality provisions can prevent an employee's lawyer from using knowledge of wrongdoing to identify other victims.

In response to a similar shareholder proposal in 2019, Alphabet refused to extend its ban on mandatory arbitration of employment claims enacted at Google in February 2019 to other Alphabet-owned businesses, such as Verily, and to Google contract workers.

The information sought in this Proposal would allow shareholders to assess the proportion of the workforce subject to mandatory arbitration of employment-related together with the risks posed by the use of such provisions.

Our intent with respect to "workforce" is similar to that of the Financial Reporting Council (FRC) in its UK Corporate Governance Code. According to the FRC, "This term has been carefully chosen to capture the complexity and diversity of modern contractual relationships between companies and individuals undertaking work for them. The culture of the company, its strategy and values, and decisions made by the board and senior management, will have impact on all those paid to work for the company (see https://www.frc.org.uk/getattachment/31897789-cef6-48bb-aea9-f46b8cf80d02/Proposed-Revisions-to-the-UK-Corporate-Governance-Code-Dec-2017-1.pdf).

We urge shareholders to vote for this Proposal.

Alphabet Opposing Statement

Alphabet is committed to equality and fairness. From that commitment comes our dedication to complying with all employment laws and ensuring that we maintain fair employment practices throughout the company. But we have taken meaningful steps beyond those basic legal requirements.

As of February 2019, Google no longer requires current or future employees to arbitrate any employment dispute, including, but not limited to, sexual harassment and assault claims. We believe that arbitration can have a number of advantages compared to court proceedings in resolving disputes quickly and fairly. Lawsuits are difficult for both sides, and arbitration is often faster and less expensive than a lawsuit for all parties. However, there are differing views on when arbitration is appropriate, and Google's policy change reflects that.

64 ALPHABET • 2020 PROXY STATEMENT

A number of our Other Bets have followed Google’s lead and no longer require arbitration of any employment dispute, including, but not limited to, sexual harassment and assault claims. We have also removed workplace arbitration requirements from our direct agreements with our extended workforce, and while we do not control the employment agreements of all of our extended workforce, we have informed the third-party suppliers and other vendors of the change in our arbitration policy and have encouraged them to consider a change. Given the above, our Board of Directors does not believe that adopting this proposal would provide any meaningful benefit to our stockholders. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal. Required Vote Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Proposal Number 7 Stockholder Proposal Regarding the Establishment of Human Rights Risk Oversight Committee

RESOLVED, shareholders request that Alphabet Inc. ("Alphabet" or "the Company") establish a Human Rights Risk Oversight Committee ("the Committee") of the Board of Directors, composed of independent directors with relevant experience. The Committee should provide an ongoing review of corporate policies and practices, above and beyond legal and regulatory matters, to assess how Alphabet manages the current and potential impacts of the Company's products and services on human rights, oversee the extent to which the Company is meeting international human rights responsibilities, and offer guidance on strategic decisions. At its discretion, the Board should consider creating an advisory body of independent subject matter experts to aid the Committee in its oversight responsibilities, publishing a formal charter for the Committee and a summary of its functions, and directing the Committee to issue periodic reports.

SUPPORTING STATEMENT:

The 2011 *United Nations Guiding Principles on Business and Human Rights* ("UNGPs") call on companies to undertake human rights due diligence to identify, prevent, and mitigate the most severe risks to people in connection with their business.

Global technology companies bear unique responsibilities in this regard. The United Nations High Commissioner on Human Rights stated, "Digital technology already delivers many benefits. Its value for human rights and development...is enormous...But we cannot ignore the dark side. I cannot express it more strongly than this: The digital revolution is a major global human rights issue. Its unquestionable benefits do not cancel out its unmistakable risks."[1]

This is especially true for Alphabet. Its technologies, products, and services have transformed our daily lives and the global economy. However, they can pose human rights risks which endanger stakeholders including customers, employees, suppliers, and broader communities. Examples include:

- Proliferation digital surveillance by amassing and in some cases, sharing sensitive user information, raising significant risks to privacy, which are heightened by the Company's recent moves into health, location, and financial data;[2] and
- Exacerbating bias, reinforcing discrimination, or facilitating disinformation, harassment, hate speech, incitements to violence through algorithms that show user-targeted content.[3]

Currently, Google's Code of Conduct,[4] applicable only to its own operations, and its Supplier Code of Conduct[5] do mention certain human rights issues. Yet Alphabet has not articulated an enterprise-wide commitment to respect human rights, and its governance structure has drawn criticism for failing to adequately oversee broad human rights risks.[6]

While the Audit Committee has oversight authority over operation infrastructure including data privacy,[7] and the 2019 Proxy Statement noted that the Board provides "Ongoing Monitoring of Societal Impact,"[8] Proponents believe this patchwork is insufficient to holistically identify and address human rights issues, leaving policy and due diligence gaps that expose Alphabet, its investors, and the individuals and communities it touches—to human right risks. Consequently, greater Board oversight is imperative.

Proponents believe that taking these steps would be in the best interest of all stakeholders and encourage all shareholders to support this proposal.

(1) *https://www.ohchr.org/EN/NewsEvents/Pages/DisplayNews.aspx?NewsID=25158&LangID=E*
(2) *https://www.wsj.com/articles/next-in-googles-quest-for-consumer-dominancebanking-11573644601*
https://www.washingtonpost.com/technology/2019/11/21/bank-robber-accuses-police-illegally-using-google-location-data-catch-him/
https://www.natlawreview.com/article/undeterred-challenges-google-makes-another-move-to-harvest-healthcare-data
https://www.wsj.com/articles/google-s-secret-project-nightingale-gathers-personal-health-data-on-millions-of-americans-11573496790
https://www.wsj.com/articles/google-s-secret-project-nightingale-gathers-personal-health-data-on-millions-of-americans-11573496790
https://www.amnesty.org/download/Documents/POL3014042019ENGLISH.PDF
(3) *https://www.pcmag.com/news/does-youtubes-algorithm-lead-to-radicalization*
https://www.stern.nyu.edu/experience-stern/faculty-research/disinformation-and-2020-election-how-social-media-industry-should-prepare
https://www.nytimes.com/2019/08/11/world/americas/youtube-brazil.html
https://www.newyorker.com/tech/annals-of-technology/the-fight-for-the-future-of-youtube
(4) *https://abc.xyz/investor/other/google-code-of-conduct/*
(5) *https://about.google/intl/en_us/supplier-code-of-conduct/*
(6) *https://rankingdigitalrights.org/index2019/assets/static/download/RDRindex2019report.pdf*
(7) *https://abc.xyz/investor/other/board/*
(8) *https://www.sec.gov/Archives/edgar/data/1652044/000130817919000205/lgoog2019_def14a.htm*

66 ALPHABET • 2020 PROXY STATEMENT

Alphabet Opposing Statement Across Google, we are guided by internationally recognized human rights standards. We are committed to respecting the rights enumerated in the Universal Declaration of Human Rights and its implementing treaties, as well as upholding the standards established in the United Nations Guiding Principles on Business and Human Rights and in the Global Network Initiative (GNI) Principles. Senior management oversees the implementation of the human rights and GNI Principles at Google and provides quarterly updates to our Board of Directors on relevant issues. Dedicated personnel are focused on product, jurisdiction, and functional areas and are responsible for the day-to-day operations of protecting users and meeting Google’s human rights obligations. Recent examples of Google’s work on human rights issues include developments in content quality policies and facial recognition applications. On content quality, one of the most complex and constantly evolving areas we deal with is hate speech. In 2019, YouTube took a close look at its approach towards hateful content in consultation with dozens of experts in subjects like violent extremism, supremacism, civil rights, and free speech. Based on those learnings, YouTube made several updates to its hate speech policy including: removing more hateful and supremacist content, reducing borderline content and raising up authoritative voices, and continuing to reward trusted creators and enforce monetization policies. Similarly, our ongoing work on information integrity led to the release of a white paper in 2019 detailing our work to tackle the intentional spread of disinformation — across Google Search, Google News, YouTube, and its advertising systems. As a leader in artificial intelligence (AI), Google also publicly released AI principles that actively govern its research and product development and impact its business decisions. In the AI principles, Google articulates that AI should (i) be socially beneficial; (ii) avoid creating or reinforcing unfair bias; (iii) be built and tested for safety; (iv) be accountable to people; (v) incorporate privacy design principles; (vi) uphold high standards of scientific excellence; and (vii) be made available for uses that accord with these principles. The principles incorporate our human rights commitments, stating that we will not design or deploy AI technologies whose purpose contravenes widely accepted principles of international law and human rights. We are also committed to making responsible progress in the development of AI and to sharing our knowledge, research, tools, datasets, and other resources with the larger community, such as through the release of Google’s Responsible AI Practices (https:// ai.google/education/responsible-ai-practices). At Google, we have established an AI Principles review process that is designed to assess new projects, products, and deals, and we embed human rights due diligence, including human rights impact assessments as appropriate, as part of that process. The review structure is composed of a diverse and inclusive group of Googlers, including senior executives, user researchers, social scientists, ethicists, human rights specialists, policy and privacy advisors, legal experts, and senior experts from a variety of other disciplines (https://www.blog.google/technology/ai/google-ai-principles-updates-six-months/). In 2019, in collaboration with independent experts using the UN’s Guiding Principles on Business and Human Rights as a framework, Google commissioned a formal human rights impact assessment (HRIA) of the Celebrity Recognition tool and technology’s potential impact on human rights. The HRIA played an essential role in shaping the API’s capabilities and the policies established around them and we publicly released a summary of the HRIA. The current structure of our Board of Directors and its committees (Audit, Leadership Development and Compensation, and Nominating and Corporate Governance) allows for regular assessments on a variety of topics, including the potential impacts of our products and services on human rights. As described in Alphabet’s Corporate Governance Guidelines, our Board of Directors has overall responsibility for risk oversight, specifically as it relates to the strategic, financial and execution risks and exposures we face, including oversight of product innovation and policy matters, among others. Our Board of Directors takes this responsibility very seriously. Consistent with these guidelines, we devote significant resources to ensure that we are aware of, and able to appropriately address the various risks that our businesses face, including potential impacts our businesses may have on human rights. Our Board of Directors, which has the ultimate responsibility of risk management and maintains robust oversight of these issues, empowers and directs management as appropriate. The oversight performed by our Board of Directors and the relevant committees is also informed by their discussions with management and, as authorized by Alphabet’s Corporate Governance Guidelines and the respective committee charters, external experts and advisors that they consider necessary or appropriate. As recent examples, our Audit Committee has considered topics related to human rights, including our ongoing work to address harmful content, our ongoing commitment to privacy across all our product areas, and our investments in affordable housing, among others. Our Audit Committee has also considered topics related to environmental sustainability, and we have publicly reported our efforts in this space, such as our commitment to ensure a sustainable future for all https://www.blog.google/outreach-initiatives/ sustainability/our-commitment-ensure-sustainable-future-all/). Our Leadership Development and Compensation Committee has considered topics such as gender pay equity and the broader inclusion of underrepresented groups in technology, including initiatives to help address the underrepresentation. As a result, Google’s Objectives and Key Results for 2020 include a focus on advancing a diverse, accessible, and inclusive Google.

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Our governance structure empowers our Board of Directors and its committees to holistically review our business and to consider a wide range of risks, including the impact of our products and services on human rights, among others. Further, our Board of Directors and management have already addressed several key concerns the proposal raises through existing robust systems, structures, processes, and controls, with the Board of Directors and management providing significant oversight. Establishing a separate committee to consider risks already considered by the Board of Directors and its existing committees would result in a duplication of efforts with no incremental benefit to stockholders or any stakeholders. Consequently, our Board of Directors recommends that stockholders vote “AGAINST” this proposal. Required Vote Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

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Proposal Number 8 Stockholder Proposal Regarding Non-Binding Vote on Bylaw Amendments Proposal 8 — Let Shareholders Vote on Bylaw Amendments Shareholders request that the Board of Directors take the steps necessary to amend the bylaws to require that any material amendment to bylaws, that is approved by the board, shall be subject to a non-binding shareholder vote as soon as reasonably possible unless such amendment is already subject to a shareholder vote. The Board of Directors or the Chairman of the Governance Committee would have the discretion to determine which bylaw amendments are material. It is important that bylaw amendments take into consideration the impact that such amendments can have on limiting the rights of shareholders and/or on reducing the accountability of directors and managers. For example, Directors could adopt a narrowly crafted exclusive forum bylaw to suit the unique circumstances facing our directors. A proxy advisor recently adopted a policy to vote against directors who unilaterally adopt bylaw provisions or amendments to the articles of incorporation that materially diminish shareholder rights. Even if a majority of shareholders do not vote for this proposal it will at least alert shareholders that management at this company, or the management at other companies in their portfolios, can try to sneak items into the bylaws that limit the rights of shareholders and/or reduce the accountability of management. Once of the purposes of a shareholder proposal like this is to provide useful information to shareholders that they would never receive from management. Our directors could be neutral on this proposal to obtain feedback from shareholders without interference. If our directors are opposed to this form of shareholder engagement then it would be useful for our directors to give recent examples of companies whose directors took a leadership role and adopted bylaws that primarily benefited shareholders. Please vote yes: Let Shareholders Vote on Bylaw Amendments — Proposal 8 Alphabet Opposing Statement Section 109 of Delaware’s General Corporation Law (where Alphabet is incorporated) already permits stockholders to unilaterally and independently adopt, amend, or repeal the bylaws of a corporation. Section 109 also provides that the grant of concurrent power to the board of directors to adopt, amend, or repeal the bylaws of a corporation shall not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal bylaws. Consistent with Section 109 of the Delaware General Corporation law, Article X of our Amended and Restated Bylaws states: “The bylaws of the corporation may be adopted, amended or repealed by a majority of the voting power of the stockholders entitled to vote; provided, however, that the corporation may, in its Certificate, also confer the power to adopt, amend or repeal bylaws upon the Board. The fact that such power has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.” In addition, our corporate governance structure already provides stockholders with meaningful opportunities to express their levels of satisfaction with actions taken by our Board of Directors and implementing this proposal could impede the ability of our Board of Directors to swiftly carry out their fiduciary duties as well as impose undue administrative and financial burdens on the Company to solicit non-binding stockholder votes. The proposed Bylaw would also not afford the Board of Directors any discretion to determine whether the submission of a board-approved bylaw amendment to a non-binding stockholder vote is appropriate and in the best interests of the Company and its stockholders and, by extension, whether the Company should invest the time and expense to take such action. Stockholders may contact our Board of Directors on bona fide issues, including any concerns related to any amendments to our Amended and Restated Bylaws that are adopted by our Board of Directors. Stockholders may also express their satisfaction with actions taken by our Board of Directors through their votes on director nominees. Our Nominating and Corporate Governance Committee closely monitors and takes into consideration the vote tallies at each annual meeting, and considers stockholder sentiment on the suitability of a director continuing to serve on the Board of Directors. Stockholders who are truly dissatisfied with incumbent directors and actions they may have taken are also empowered by our Amended and Restated Bylaws to nominate or recommend candidates for election to our Board of Directors.

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As noted in our Corporate Governance Guidelines, “[t]he fundamental responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of Alphabet and its stockholders.” Delaware law imposes fiduciary obligations on our directors, including a duty of loyalty and duty of care when performing their duties. The duty of care in particular requires directors to be informed of all material information reasonably available when making business decisions. Our Board of Directors takes its fiduciary duties seriously and would not implement changes to our Amended and Restated Bylaws that it does not believe are in the best interests of the Company. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal. Required Vote Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Proposal Number 9 Stockholder Proposal Regarding Report on Sustainability Metrics

WHEREAS: Studies suggest that companies that integrate environmental, social, and governance (ESG) factors into business strategy reduce reputational, legal, and regulatory risks and improve long-term performance. Leading companies have integrated sustainability metrics into executive pay plans, among them Unilever and Walmart. The UN Principles for Responsible Investment (2012) state that considering ESG factors in compensation can help protect long-term shareholder value.

Diversity, inclusion, and equity are key components of business sustainability and success:

- McKinsey research shows that companies in the top quartiles for gender and racial/ethnic diversity were more likely to have above-average financial returns ("Diversity Matters," McKinsey & Company, 2015).
- In a 2013 Catalyst report, diversity was positively associated with more customers, increased sales revenue, and greater relative profits.

Yet technology companies have not seized this opportunity. Underrepresented people of color hold just 9 percent of technical roles in the sector (Intel/Dalberg, 2016). Women hold 36 percent of entry-level tech jobs and just 19 percent of C-suite positions ("Women in the Workplace," McKinsey, 2016).

The tech diversity crisis threatens worker safety, talent retention, product development, and customer service. These human capital risks are playing out as controversies and employee unrest at Alphabet:

- In 2018, approximately 20,000 workers walked out protesting Alphabet's mishandling of sexual misconduct cases.
- In 2019, "more than 2,000 Googlers ... signed a petition to remove a member of the company's newly formed council on artificial intelligence ethics for alleged anti-trans and anti-immigrant views. The board was disbanded after only a week, in response to the outcry." ("Google loses diversity chief amid unrest over workplace issues," *CNET*, April 2019)

Alphabet has taken steps to address inclusion, but risks remain as our Company remains predominantly white and male. According to Google's 2019 diversity report, underrepresented people of color account for only 7.3 percent of Google's tech workforce and only 6.6. percent of leadership. In contrast, Silicon Valley's lower-wage subcontracted workforce (e.g. janitors, cafeteria workers, shuttle drivers) is 58 percent Black or Latinx, earning on average $19,900 yearly (UC Santa Cruz, 2016) and often facing housing instability.

Investors seek clarity regarding how Alphabet drives improvement and how that strategy is supported by executive accountability. Clearly disclosed, comprehensive links among sustainability, diversity, and executive compensation would enhance Alphabet's approach.

Peers such as Microsoft, Intel, and IBM have set diversity goals and begun linking parts of compensation to such goals. Alphabet should consider changing to keep pace with leaders and to strengthen human capital management.

RESOLVED: Shareholders request the Board Compensation Committee prepare a report assessing the feasibility of integrating sustainability metrics, including metrics regarding diversity among senior executives, into performance measures or vesting conditions that may apply to senior executives under the Company's compensation plans or arrangements. For the purposes of this proposal, "sustainability" is defined as how environmental and social considerations, and related financial impacts, are integrated into long-term corporate strategy, and "diversity" refers to gender, racial, and ethnic diversity.

Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the company and our stockholders.

Alphabet has long supported corporate sustainability, including environmental, social, and diversity considerations. Alphabet builds sustainability into everything it does from designing and operating efficient data centers, advancing carbon-free energy, creating sustainable workplaces, building better devices and services, empowering users with technology, and enabling a responsible supply chain. Google has been carbon neutral since 2007 and in September 2019, announced it had made the largest corporate purchase of renewable energy in the world. In 2018, for the second consecutive year, Google matched 100% of our electricity consumption with renewable energy purchases, as reported in its 2019 Environmental Report (https://services.google.com/fh/files/misc/google_2019-environmental-report.pdf).

ALPHABET • 2020 PROXY STATEMENT 71

Some other 2019 highlights and achievements include: •We made our largest corporate purchase of renewable energy: 18 new energy deals totaling 1,600 megawatts, which is anticipated to spur the construction of more than $2 billion in new energy infrastructure. •100% of Nest products launched in 2019 include recycled plastic content and we launched carbon neutral shipping for Google’s direct customers who buy a product on Google Shopping or purchase Made by Google hardware. •The Environmental Insights Explorer is enabling municipalities — which represent more than 70% of global greenhouse gas emissions according to the 2016 United Nations Habitat World Cities Report — to estimate emissions and develop climate action plans. In 2019, we expanded this tool to more than 100 cities worldwide. An overview of Google’s corporate environmental sustainability efforts can be found at https://google.com/sustainability, along with our 2019 Environmental Report, which summarizes the progress of our environmental initiatives. For diversity, key goals include extending diversity and inclusion, increasing transparency of data on workforce representation, and taking a more systemic approach to improve outcomes in workforce representation and to create an inclusive culture. We are focused on measurable goals, talent development, and building an inclusive culture because we believe only a holistic approach to diversity will produce meaningful, sustainable change. We report attrition data externally and we are using this data to help inform how we approach our diversity and inclusion efforts. To achieve these goals, Google has built a strategy anchored in further operationalizing its longstanding commitment to equity, diversity, inclusion, and integrity. For example, one of our goals is to engage with aspiring technologists early and often — ensuring that anyone can see themselves in technology and can make that future a reality. In the summer of 2019, we hosted our 20th intern class — and it was our most representative in history. More information on Google’s diversity efforts can be found at https://google.com/diversity. Further, in assessing the individual performance of our named executive officers, their performance against these types of strategic goals are considered by the Leadership Development and Compensation Committee. Additionally, Google has renewed its commitment to pay and opportunity equity, including no longer requiring arbitration for employment disputes, including but not limited to, sexual harassment and assault claims, for current or future Google employees. As noted above, we are committed to incorporating these values into our business and have promoted them in our practices. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal. Required Vote Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Proposal Number 10 Stockholder Proposal Regarding Report on Takedown Requests

RESOLVED, shareholders request the Board of Directors issue a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the company implements in response to government requests.

SUPPORTING STATEMENT:

Google's Artificial Intelligence Principles state the company will not pursue technologies that cause harm, "that gather or use information for surveillance" or "whose purpose contravenes widely accepted principles of international law and human rights."

There is increasing evidence of a contradiction between Google's principles and its actions.

Buzzfeed reported: "According to Google's own stats, the Russian government has made 175 separate requests for the search engine to remove sites it has banned, totally more than 160,000 separate URLS...About 80% of the total requests...resulted in removal." PEN America said: "we need far more transparency regarding which sites Google has removed from its search results, as well as the internal evaluation and criteria that Google used for determining whether these sites should be taken down."

ARTICLE 19 submitted expert opinion to Russia's Constitutional Court regarding the removal of articles on hate crimes from Google search, saying "search engine operators are prohibited by the Law from disclosing any information pertaining to the applicant's request...this constitutes a disproportionate restriction on the right to freedom of expression... and a breach of their rights to a fair trial and to an effective remedy."

In addition, reports of proposed amendments to India's Information Technology Act indicate that it may soon be mandatory for firms like Alphabet to proactively deploy technology to suppress content.

Google states its Transparency Reports "provide a glimpse at the wide range of content removal requests that we receive, but they are not comprehensive."

In 2018, the United Nations Special Rapporteur on freedom of expression's report stated: "the authoritative global standard for ensuring freedom of expression on [companies'] platforms is human rights law, not the varying laws of States or their own private interests, and [companies] should re-evaluate their content standards accordingly."

Proponents suggest the report assess the feasibility of:

- Incorporating into Google's Transparency Report the substantive content of government requests, including whether the request was met, and criteria used to guide decisions;
- Notifying customers of content affected by government requests.

Alphabet Opposing Statement

Since our founding, Google has been committed to making the world's information available to everyone. We believe that knowledge is empowering and that a society with more information is better off than one with less. Providing access to information to people around the world is central to our mission.

In 2010, we launched the Google Transparency Report with the mission of sharing data that sheds light on how the policies and actions of governments and corporations affect privacy, security, and access to information. Under the "Government requests to remove content" section of the report, we voluntarily disclose the number of requests we receive from courts and government agencies in six-month periods. Further, we organize the requests and items by reason given for removal request, type of Google product, and whether the requesting government body was a member of the judicial or executive branch. We also provide this information on a country/regional basis. The Transparency Report is available in full at https://transparencyreport.google.com/?hl=en, and the "Government requests to remove content" section can be found at https://transparencyreport.google.com/government-removals/overview?hl=en.

Additionally, we provide transparency about removals via Lumen, a project of Harvard University's Berkman Center for Internet & Society. Lumen works with a variety of international research partners to offer information about the global landscape of Internet takedown requests. Lumen posts and analyzes different kinds of requests to remove material from the Internet, including requests based on copyright claims. Lumen receives these requests from participating companies as well as from individuals. When we are able to do so legally, Google links from our search results to the requests published by Lumen in place of removed content. More information about Lumen can be found at https://www.lumendatabase.org/.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

We also continue to innovate around product-specific transparency with YouTube's industry-leading transparency reporting on how it enforces the Community Guidelines (https://www.youtube.com/about/policies/#community-guidelines). We have always used a mix of human reviewers and technology to address violative content on our platform, and in 2017 we started applying more advanced machine learning technology to flag content for review by our teams. This combination of smart detection technology and highly-trained human reviewers has enabled YouTube to consistently enforce policies with increasing speed.

We are committed to tackling the challenge of quickly removing content that violates our Community Guidelines and reporting on our progress. That is why in April 2018 we launched a quarterly YouTube Community Guidelines Enforcement Report (https://transparencyreport.google.com/youtube-policy/removals). As part of this ongoing commitment to transparency, we expanded the report to include additional data like channel removals, the number of comments removed, the policy reason why a video or channel was removed -- and most recently, appeals data. Each quarter we may see these numbers fluctuate, especially when our teams tighten our policies or enforcement on a certain category to remove more content.

Given the significant work that we have done in this area, our public reporting of these issues, and our commitment to continue to keep the public informed about our efforts, our Board of Directors does not believe that implementing this proposal would provide additional benefit to our stockholders.

Accordingly, our Board of Directors recommends that stockholders vote "AGAINST" this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative "FOR" vote of the holders of a majority of the voting power of Alphabet's shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted "AGAINST" the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE **"AGAINST"** THE STOCKHOLDER PROPOSAL.

74 ALPHABET • 2020 PROXY STATEMENT

1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Proposal Number 11 Stockholder Proposal Regarding Majority Vote For Election of Directors

Proposal 11 — Transition to Elect Directors by Majority Vote

RESOLVED: Shareholders request the Board of Directors amend our Company's policies, articles of incorporation and/or bylaws to provide that director nominees be elected by the affirmative vote of the majority of votes cast, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats. This proposal includes that a director who receives less than a majority vote be removed as soon as a replacement director can be qualified on an expedited basis. If such a director has key experience, they can transition to being a consultant or a director emeritus. With written justification, the board can set an effective date several years into the future for these changes to take effect.

SUPPORTING STATEMENT: To provide shareholders a meaningful role in director elections, our Company's current director election standard should transition from a plurality vote standard to a majority vote standard when only board nominated candidates are on the ballot.

Under our Company's current voting system, a director can be elected if all shareholders oppose the director but one shareholder votes FOR, even by mistake. More than 90% of the companies in the S&P 500 have adopted majority voting for uncontested elections, as have almost 70% of the S&P 1500.

In 2019 majority shares voted FOR similar proposals at Stemline Therapeutics, Eldorado Resorts, RadNet, New Media Investment Group, New Residential Investment Group, Safety Insurance Group, First Community Bancshares, GreenHill & Co., and Advaxis. During 2018 majority shares voted FOR similar proposals at Netflix, Marriott International, Discover Financial Services, The Manitowoc Company, Costco Wholesale.

BlackRock's proxy voting guidelines include the following: "Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives." Many of our other large shareholders have similar proxy voting policies.

Alphabet operates like a dictatorship. Under our company's multi-class voting structure, each share of Class A common stock has one vote. Each share of Class B common stock has 10 votes. Founders control over 51% of voting power, while owning less than 13% of Alphabet stock.

This should also be seen in the context that Alphabet has yet to transition from a multiclass share structure and shareholders have no right to act by written consent or to proxy access to nominate directors. Additionally, a supermajority vote is required to amend certain bylaws. Our Board is locked into an outdated governance structure that reduces board accountability to shareholders.

How we elect directors is just one of many needed reforms. Please vote FOR.

Elect Directors by Majority Vote — Proposal 11

Alphabet Opposing Statement

Our Board of Directors has considered this proposal and believes that the voting procedures set forth in our bylaws, last amended and restated in October 2015, are in the best interests of Alphabet and our stockholders.

Under our bylaws, directors are elected using a plurality voting standard. Alphabet's Nominating and Corporate Governance Committee is tasked with evaluating and recommending nominees for election to our Board of Directors. As part of the practice, Alphabet's Nominating and Corporate Governance Committee reviews and considers individual director performance, Board and committee performance, governance practices, and stockholder approval before making recommendations to the Board of Directors. Stockholders can currently express dissatisfaction with an incumbent director's performance by withholding their vote. Alphabet's Nominating and Corporate Governance Committee also closely monitors and takes into consideration the vote tallies at each annual meeting, and considers seriously stockholder sentiment on the suitability of a director continuing to serve on the Board of Directors. Stockholders who are truly dissatisfied with incumbent directors are empowered by our bylaws to nominate or recommend candidates for elections to our board.

A plurality voting standard for the election of directors is the default standard under Delaware law. It assures that we avoid "failed elections" (scenarios where directors fail to achieve the votes necessary to be elected, resulting in vacancies on our Board). The possibility of failed elections introduces unnecessary legal uncertainty and risk to our director election process as vacancies on our Board of Directors could result in our inability to comply with certain NASDAQ listing requirements or other securities regulations. This includes regulations related to director independence, committee composition, and the maintenance of an audit committee financial expert.

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Our Board of Directors believes that current nominating and voting procedures for election to our Board of Directors, as opposed to a mandated majority voting standard, provide the Board the flexibility to appropriately respond to stockholder interests without the risk of potential corporate governance complications arising from failed elections. Accordingly, our Board of Directors has concluded that this stockholder proposal is not in the best interests of Alphabet and our stockholders, and recommends that stockholders vote “AGAINST” this proposal. Required Vote Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Proposal Number 12 Stockholder Proposal Regarding Report on Gender/Racial Pay Equity

Gender/Racial Pay Equity

WHEREAS: The World Economic Forum estimates the gender pay gap costs the economy 1.2 trillion dollars annually. The median income for women working full time in the United States is 80 percent of that of men. This disparity can equal nearly half a million dollars over a career. Intersecting race, the gap for African American and Latina women is 60 percent and 55 percent. At the current rate, women overall will not reach pay parity until 2059, African American women until 2130, and Latina women until 2224.

Research suggests gender diverse leadership leads to superior stock price performance and return on equity. *McKinsey* states, "the business case for the advancement and promotion of women is compelling." Best practices include "tracking and eliminating gender pay gaps."

Women account for 31.6 percent of Google's global workforce, but 26.1 percent of leadership. Actively managing pay equity "is associated with higher current female representation at the professional through executive levels and a faster trajectory to improved representation."

Assessing if a company has pay gaps requires analyzing both equal pay and equal opportunity. This is done using adjusted and unadjusted (median) pay data. The objective of this proposal—*median pay gap disclosure*—addresses the structural bias affecting the jobs women and minorities hold, when white men hold most higher paying jobs. It is the key metric used by the Organization for Economic Cooperation and Development, World Economic Forum, and United States Department of Labor.

United States companies have begun reporting statistically adjusted equal pay for equal work numbers, assessing the pay of men and women performing similar jobs, minorities and non-minorities, performing similar jobs, but ignore unadjusted *median* pay gaps. Google reports that for 91 percent of Googlers there are 0 statistically significant pay differences across gender and race on an equal pay basis. Yet, that adjusted number is only half the story, failing to consider how discrimination affects opportunity.

The United Kingdom mandates disclosure of median gender pay gaps. Google reported a 20 percent median base pay gap and a 30 percent median bonus pay gap for its United Kingdom operations, but has not published its global median information.

Public policy risk is of concern. The Paycheck Fairness Act pends before the United States Congress. California, Massachusetts, New York, and Maryland have strengthened pay legislation. The Congressional Joint Economic Committee reports 40 percent of the wage gap may be attributed to discrimination.

RESOLVED: Shareholders request Alphabet/Google report on the company's *global median* gender/racial pay gap, including associated policy, reputational, competitive, and operational risks, and risks related to recruiting and retaining diverse talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.

The gender pay gap is defined as the difference between male and female *median* earnings expressed as a percentage of male earnings (Organization for Economic Cooperation and Development).

SUPPORTING STATEMENT: A report adequate for investors to assess company strategy and performance would include the percentage *global median* pay gap between male and female employees across race and ethnicity, including base, bonus and equity compensation.

Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the company and its stockholders.

We are deeply committed to diversity and equality in all areas of our business, including hiring and compensation. Consistent with those values, the compensation structure at Google is designed to be fair and equitable and prevent pay differences across demographics for Google employees performing the same work.

Employee compensation is determined using formulas that are predicated on work-related inputs such as market rate, location, level, and performance rating. Managers may apply discretion to adjust a given employee's modeled compensation but must provide a clear justification and rationale. As a final check on its compensation processes, Google conducts an annual pay equity analysis to identify any statistically significant discrepancies in compensation across demographic groups. Specifically, we looked for pay

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differences based on gender (for which we have information worldwide) and, in the U.S., by race/ethnicity. We run our analyses at the job code level, adjusting for job function and level. Google has released an annual report on its pay equity analyses every year since 2016. The latest annual pay equity review was released on December 9, 2019 and can be found on the external Keyword site (https://www.blog.google/inside-google/working-google/our- annual-pay-equity-review/). This report included Google’s detailed methodology and findings. If Google finds any statistically significant discrepancies in any job groups, Google makes upwards adjustments across the group to eliminate the discrepancy. In 2019, Google included 93% of its employees in the analysis, the highest percentage to date, and provided $5.1 million in adjustments. Google’s pay equity analysis ensures that compensation is fair for employees in the same job, at the same location, level, and performance. We believe in the transparency of the process and will continue to disclose the results of our pay equity analyses, consistent with our commitment to paying fairly, improving our practices, working hard to improve the representation across all jobs and levels, and ensuring that Google is a great place to work for everyone. We are committed to a set of goals to increase workforce representation and to create a more inclusive culture. Google’s latest progress towards a more representative workforce can be found in its 2019 Diversity Annual Report (https://static.googleusercontent.com/media/diversity.google/en//static/pdf/Google_diversity_annual_ report_2019.pdf). Accordingly, our Board of Directors does not believe that an additional report as detailed in the proposal above would enhance Alphabet’s existing commitment to fostering a fair and inclusive culture, and recommends that stockholders vote “AGAINST” this proposal. Required Vote Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Proposal Number 13 Stockholder Proposal Regarding the Nomination of Human Rights and/or Civil Rights Expert to Board

Human/Civil Rights Expert on Board

RESOLVED: Shareholders request that Alphabet's Nominating and Corporate Governance Committee nominate for the next Board election at least one candidate who:

- has a high level of human and/or civil rights expertise and experience and is widely recognized as such, as reasonably determined by Alphabet's Board, and
- will qualify as an independent director within the meaning of the listing standards of the New York Stock Exchange.

WHEREAS: Shareholders believe Alphabet requires expert, board level oversight of civil and human rights issues to assess risk and develop strategy to avoid causing or contributing to widespread violations of human or civil rights, such as supporting hate campaigns, privacy violations, or violence.

Alphabet has extraordinary impact on human rights, controlling an estimated 90 percent of the global search market. Nearly two billion people use YouTube monthly, with YouTube's recommendation algorithm driving approximately 70 percent of viewing.

Shareholders are concerned Alphabet's content governance has proven ad hoc, ineffectual, and poses risk to shareholder value. Civil rights advocates have criticized Alphabet for failing to address hate speech that targets marginalized groups. The Anti-Defamation League found "a significant number of channels on YouTube's platform continue to disseminate anti-Semitic and white supremacist content despite the company's June 2019 crackdown on hate speech."

The Christchurch terrorist attack in New Zealand, broadcast on YouTube, led to a global call to limit the spread of extremist content. Prime Minister Jacinda Ardern said: "We cannot simply sit back and accept that these platforms just exist and that what is said on them is not the responsibility of the place where they are published...It cannot be a case of all profit, no responsibility."

In 2019, nearly 1500 employees – Googlers for Human Rights – petitioned Google to commit "not to support CBP, ICE, or ORR with any infrastructure, funding, or engineering resources, directly or indirectly, until they stop engaging in human rights abuses", comparing Google's role today to IBM's role to enabling Nazis during the Holocaust.

A 2019 Amnesty International report concluded Google's "surveillance-based business model is incompatible with the right to privacy and poses a serious threat to a range of other human rights." The report said algorithms "can result in Google...actively promoting or amplifying abusive, discriminatory or hateful content."

Google was fined a record 170 million dollars by the Federal Trade Commission and New York Attorney General Letitia James over YouTube's violation of children's privacy. James said: "Google and YouTube knowingly and illegally monitored, tracked and served targeted ads to young children just to keep advertising dollars rolling in. These companies put children at risk and abused their power."

As fiduciaries, our Board is responsible for stewardship of business performance and long term strategic planning, in light of risk factors like widespread violations of human and civil rights. Ranking Digital Rights reported Google has "continued to lag behind its peers for weak governance and oversight over its impact on human rights, including freedom of expression and privacy."

Alphabet Opposing Statement

Across Google, we are guided by internationally recognized human rights standards. We are committed to respecting the rights enumerated in the Universal Declaration of Human Rights and its implementing treaties, as well as upholding the standards established in the United Nations Guiding Principles on Business and Human Rights and in the Global Network Initiative (GNI) Principles. Dedicated personnel are focused on product, jurisdiction, and functional areas and are responsible for the day-to-day operations of protecting users and meeting Google's human rights obligations. Senior management oversees the implementation of the human rights and GNI Principles at Google and provides quarterly updates on relevant issues to the members of our Board of Directors, who we believe are qualified and equipped to represent the best interests of our stockholders and to provide practical insights and diverse perspectives, including on topics such as those related to civil and/or human rights.

ALPHABET • 2020 PROXY STATEMENT 79

As we describe in more detail in the Director Selection Process and Qualifications section beginning on page 27 of this proxy statement, our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors balancing the appropriate size and composition of the Board of Directors and its respective committees with the qualifications of candidates in light of these needs. The Nominating and Corporate Governance Committee factors into its determination the following qualities, among others: integrity, professional reputation and strength of character, educational background, knowledge of our business, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, and ability to represent the best interests of our stockholders. Most of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies. Other directors have experience as presidents or trustees of significant academic, research, and philanthropic institutions, which also brings unique perspectives to the Board. Further, our directors also have other experience that makes them valuable members, such as entrepreneurial experience and experience developing technology or managing technology companies, which provides insight into strategic and operational issues faced by us. We believe there are a myriad of skills that make an ideal board candidate, including factors such as civil and/or human rights experience. Our current process allows us to consider all of these factors holistically and as a result, we do not believe it would be in the best interests of the Company or its stockholders to adopt this proposal. Therefore, our Board of Directors recommends that stockholders vote “AGAINST” this proposal. Required Vote Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

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1 Corporate Governance
2 Director and Executive Compensation
3 Audit Matters
4 Management and Stockholder Proposals
5 Questions and Answers

Proposal Number 14 Stockholder Proposal Regarding Report on Whistleblower Policies and Practices

WHEREAS, Alphabet may face business risks related to employee morale and user trust due to insufficient protection for employees voicing ethical and human rights concerns regarding company practices.

Resourcing whistleblower protections is vital to a well-functioning system. For example, the U.S. Department of Labor has reported a major problem with whistleblower protections is the "lack of resources and proper tracking of complaints, as well as a complicated patchwork of regulations that aim to protect whistleblowers." And according to the Organisation for Economic Co-operation and Development, "A non-retaliation policy alone, without a system to ensure its respect (such as disciplinary action against those who retaliate), is unlikely to encourage reporting."

Furthermore, a specific focus on protecting human rights is a necessary component of a system of strong whistleblower protections. A United Nations Report on whistleblower protection recommended: "Disclosure of human rights or humanitarian law violations should never be the basis of penalties of any kind." A 2018 letter from fourteen human rights groups urged Google to "Guarantee protections for whistle-blowers and other employees speaking out where they see the company is failing its commitments to human rights."

New York University's AI Now recommended companies "provide protections for conscientious objectors, employee organizing, and ethical whistleblowers." In October 2019, the European Union adopted a rule to protect whistleblowers in several new areas, including privacy and data protection.

This topic is one that Alphabet is currently grappling with. In 2017, Google asked the National Labor Relations Board (NLRB) to overturn a policy that allowed workers to organize on company systems and prevented companies from retaliating; in 2019, as part of a settlement agreement with NLRB, Google must tell workers they will not be retaliated against for exercising their rights. In November 2019, employees protested actions of the company's investigations team, claiming it was illegal retaliation for organizing, violating the NLRB settlement, and labeling Google's actions "brute force intimidation." Google then reportedly fired workers active in organizing, reportedly for violating data security policies.

These controversies clearly touch on how the company is addressing human rights issues. Reporting indicates that many of the employees who have resigned in a very public manner discussed in their resignation letters retaliation and punishments related to speaking up about the ethics and human rights implications of company projects and business – e.g. China, Project Maven, and other projects.

A George Washington 2019 report found whistleblowing report volume "is associated with fewer and lower amounts of government fines and material lawsuits."

RESOLVED, shareholders request the Board of Directors to issue a report (within a reasonable time, at reasonable cost, and excluding confidential information) evaluating the company's whistleblower policies and practices and assessing the feasibility of expanding those policies and practices above and beyond current levels to cover, for example, information concerning the public interest and/or information concerning rights contained in the United Nations Declaration of Human Rights.

Alphabet Opposing Statement

Alphabet is committed to maintaining a culture that encourages employees and others to report concerns related to violations of our Code of Conduct, policies, or laws, including our human rights commitments. That is why we have adopted and promoted policies that strictly prohibit retaliation of any kind for raising such concerns or for participating in an investigation relating to such concerns.

When we learn about a potential violation of our policies or Code of Conduct, we look into the concern consistent with our robust process for carefully investigating such allegations, and make appropriate remedial recommendations as a result of the investigation. Throughout this process, we treat information, including the identity of the individuals raising the concern, as confidential as possible, sharing only on a need to know basis.

We also protect whistleblowers by thoroughly investigating allegations of retaliation and imposing discipline when we substantiate retaliation allegations. And for the past six years, we have shared with our employees, on an annual basis, an Internal Investigations Report, which provides transparency into the type of concerns employees have raised, the number of concerns employees have raised, and how the Company has resolved those concerns.

The ability to raise concerns helps protect and preserve our Company's special culture and is key to our long-term success. We believe our existing policies, which are broad in scope, adequately address the concerns raised by the proponent. Consequently, our Board of Directors recommends that stockholders vote "AGAINST" this proposal.

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Required Vote Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal. Alphabet Recommendation OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE STOCKHOLDER PROPOSAL.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING PROXY MATERIALS 1. Why am I receiving these materials? Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Alphabet’s 2020 Annual Meeting of Stockholders (Annual Meeting), which will take place on Wednesday, June 3, 2020 at 9:00 a.m., Pacific Time, via our virtual meeting site at www.virtualshareholdermeeting.com/GOOGL20. You are invited to participate in and vote on the items of business described in this proxy statement at the Annual Meeting if you were an Alphabet Class A or Class B common stock holder as of the close of business on April 7, 2020, the Record Date for the Annual Meeting, or hold a valid proxy for the Annual Meeting. This proxy statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares. 2. What is included in the proxy materials? The proxy materials include: •our proxy statement for the Annual Meeting; •our Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2019; and •the proxy card or a voting instruction form for the Annual Meeting. 3. What information is contained in this proxy statement? The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information. 4. Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials? In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to the holders of Class A and Class B common stock, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

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5. I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials? We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows: Investor Relations Alphabet Inc. 1600 Amphitheatre Parkway Mountain View, California 94043 Email: investor-relations@abc.xyz (650) 253-3393 Stockholders who hold shares in street name (as described on page 85) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding. 6. How can I access the proxy materials over the Internet? The Notice, proxy card, or voting instruction form will contain instructions on how to: •view our proxy materials for the Annual Meeting on the Internet and vote your shares; and •instruct us to send our future proxy materials to you electronically by email. Our proxy materials are also available on our Investor Relations website at https://abc.xyz/investor/other/annual-meeting/. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it. ——VOTING INFORMATION 7. What items of business will be voted on at the Annual Meeting? The items of business scheduled to be voted on at the Annual Meeting are set forth beginning on page 54 of this proxy statement. We will also consider any other business that properly comes before the Annual Meeting. See Question 21. 8. How does the Board of Directors recommend that I vote? Our Board of Directors recommends that you vote your shares “FOR” each of the director nominees, “FOR” Proposals Number 2, Number 3, and Number 4, and “AGAINST” Proposals Number 5 through Number 14.

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9. What shares can I vote? Each share of Alphabet Class A common stock and Class B common stock issued and outstanding as of the close of business on April 7, 2020, the Record Date for the Annual Meeting, is entitled to be voted on all items being voted on at the Annual Meeting. Holders of Alphabet Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting. You may vote all shares of Alphabet Class A common stock and Class B common stock that you owned as of the Record Date, including shares held: (1) directly in your name as the stockholder of record, and (2) for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 346,454,661 shares of Class A common stock and Class B common stock issued and outstanding, consisting of 300,047,170 shares of Class A common stock and 46,407,491 shares of Class B common stock. On the Record Date, we had 337,145,956 shares of Class C capital stock issued and outstanding. 10. How many votes am I entitled to per share? Each holder of shares of Alphabet Class A common stock is entitled to one (1) vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Alphabet Class B common stock is entitled to ten (10) votes for each share of Class B common stock held as of the Record Date. The holders of the shares of Alphabet Class A common stock and Class B common stock are voting as a single class on all matters described in this proxy statement for which your vote is being solicited. 11. What is the difference between holding shares as a stockholder of record and as a beneficial owner? Most Alphabet stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially. •Stockholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare Investor Services (Computershare), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to Alphabet or to vote during the Annual Meeting. If you requested to receive printed proxy materials, you may use the proxy card that was sent to you. You may also vote over the Internet, by telephone, or by mail as described in the Notice and under Question 13. •Beneficial Owner—If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you may vote over the Internet, by telephone, or by mail, as described in the Notice and under Question 13. You may also direct your broker, bank, trustee or nominee how to vote your shares, and you may vote during the Annual Meeting. If you do not wish to vote during the Annual Meeting or you will not be participating in the Annual Meeting, you may vote over the Internet, by telephone, or by mail, as described in the Notice and under Question 13. 12. How can I vote my shares at the Annual Meeting? This proxy statement was first mailed to stockholders on or about April 24, 2020. It is furnished in connection with the solicitation of proxies by the Board of Directors of Alphabet to be voted during the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting. Participation in the Annual Meeting is limited to holders of Class A or Class B common stock as of April 7, 2020. You will be able to participate in, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www. virtualshareholdermeeting.com/GOOGL20. To be admitted to and to vote at the Annual Meeting at www.virtualshareholdermeeting. com/GOOGL20, you must enter the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice or the proxy card, or within the body of the email for electronic delivery recipients. If you encounter any technical difficulties accessing the Annual Meeting or during the Annual Meeting, please call: (800) 586-1548 (toll-free) or (303) 562-9288 (international). Technical support will be available 30 minutes prior to the start time of the Annual Meeting. 13. How can I vote my shares without participating in the Annual Meeting? Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without participating in the Annual Meeting. If you are a stockholder of record, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

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If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee. 14. Can I change my vote or revoke my proxy? You can change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (i) follow the instructions given for changing your vote via the Internet or by telephone or deliver a valid written proxy with a later date; (ii) notify Alphabet’s Corporate Secretary in writing that you have revoked your proxy by mail at Alphabet Inc., 1600 Amphitheatre Pkwy, Mountain View, CA 94043, or (iii) vote electronically during the Annual Meeting through the Annual Meeting website. 15. Is my vote confidential? Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Alphabet or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Alphabet management. 16. How many shares must be present or represented to conduct business at the Annual Meeting? The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock outstanding as of the Record Date must be present or represented by proxy. Both abstentions and broker non-votes (described below in Question 18) are counted for the purpose of determining the presence of a quorum. 17. How are votes counted? In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our Board of Directors. 18. What is the voting requirement to approve each of the proposals? In the election of directors, the eleven persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected. The approval of the remaining thirteen proposals in each case requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2020. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

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1 Corporate Governance | 2 Director and Executive Compensation | 3 Audit Matters | 4 Management and Stockholder Proposals | 5 Questions and Answers

Abstentions are considered voting power present at the Annual Meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Please note that since brokers may not vote your shares on "non-routine" matters, including the election of directors (Proposal Number 1), the proposal to amend Alphabet's Amended and Restated 2012 Stock Plan (Proposal Number 3), the proposal to approve, on an advisory basis, compensation awarded to named executive officers (Proposal Number 4), and each of the stockholder proposals (Proposals Number 5 through Number 14), in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

19. Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

20. Who will bear the cost of soliciting votes for the Annual Meeting?

Alphabet is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have also retained Georgeson LLC to assist us in the distribution of proxy materials. We will pay Georgeson LLC a fee of approximately $1,500 plus reasonable out-of-pocket expenses for these services.

21. What happens if additional matters are presented at the Annual Meeting?

Other than the fourteen items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Sundar Pichai, Ruth M. Porat, Kent Walker, and Kathryn W. Hall, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

22. Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final voting results on the 2020 Annual Meeting section of our Investor Relations website at www.abc.xyz/investor/other/annual-meeting/. We will also disclose the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

— PARTICIPATING IN THE ANNUAL MEETING

23. How can I participate in the Annual Meeting?

You are entitled to participate in the Annual Meeting if you were a holder of Alphabet Class A or Class B common stock as of the Record Date or you hold a valid proxy for the Annual Meeting. This year's Annual Meeting will be accessible through the Internet. We have adopted a virtual format for our Annual Meeting to make participation accessible for stockholders from any geographic location with Internet connectivity. We have worked to offer the same participation opportunities as were provided at the in-person portion of our past meetings while further enhancing the online experience available to all stockholders regardless of their location. The accompanying proxy materials include instructions on how to participate in the Annual Meeting and how you may vote your shares.

Alphabet stockholders of Class A or Class B common stock (or their proxy holders) as of the close of business on the Record Date can participate in and vote at our Annual Meeting by logging in with the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice or the proxy card, or within the body of the email for electronic delivery recipients, at www.virtualshareholdermeeting.com/GOOGL20. All others may view the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR.

ALPHABET • 2020 PROXY STATEMENT 87

1 Corporate Governance | 2 Director and Executive Compensation | 3 Audit Matters | 4 Management and Stockholder Proposals | 5 Questions and Answers

Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. Prior to the Annual Meeting, you may vote your proxy via the Internet, telephone, or if you received a printed copy of your proxy materials, by mail - in each case the deadline for voting is 11:59 p.m., Eastern Time, on Tuesday, June 2, 2020. To vote your shares via the Internet in advance of the Annual Meeting, go to the voting website, www.proxyvote.com and enter your 16-digit control number.

This year's stockholders' question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the Annual Meeting at www.proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL20.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the Annual Meeting on June 3, 2020. If you have difficulty accessing the Annual Meeting or during the Annual Meeting, please call 1-800-586-1548 (toll free) or 1-303-562-9288 (international). Technical support will be available 30 minutes prior to the start time of the Annual Meeting.

24. Is the Annual Meeting going to be webcast?

For your convenience, we are pleased to offer a live webcast of our Annual Meeting through our Investor Relations YouTube channel at https://www.youtube.com/c/AlphabetIR.

25. Who will serve as inspector of elections?

Our independent inspector of elections, Broadridge Financial Services, Inc. will tabulate votes cast by proxy or electronically during the meeting. We expect to publish the final vote tabulation on the 2020 Annual Meeting section of our Investor Relations website at www.abc.xyz/investor/other/annual-meeting/ within one business day after the Annual Meeting. We will also report the results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

26. How can I contact Alphabet's transfer agent?

Contact our transfer agent by either writing to Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000 (courier services should be sent to Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202-3467), by telephoning shareholder services 1-866-298-8535 (toll free within the USA, US territories and Canada), or 1-781-575-2879 or by visiting Investor Centre™ portal at www.computershare.com/investor.

— STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS, AND RELATED BYLAW PROVISIONS

27. What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2021 Annual Meeting of Stockholders by submitting their proposals in writing to Alphabet's Corporate Secretary in a timely manner. For a stockholder proposal to be considered timely for inclusion in our proxy statement for our 2021 Annual Meeting of Stockholders, the Corporate Secretary of Alphabet must receive the written proposal at our principal executive offices or at the email address set forth below no later than Friday, December 25, 2020. If we hold our 2021 Annual Meeting of Stockholders more than 30 days before or after June 3, 2021 (the one-year anniversary date of the 2020 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed in one of the following two ways:

1. via mail with a copy via email:

Alphabet Inc.
Attn: Corporate Secretary
1600 Amphitheatre Parkway
Mountain View, California
94043

With a copy via email:
corporatesecretary@abc.xyz

OR

2. via email only:

corporatesecretary@abc.xyz

88 ALPHABET • 2020 PROXY STATEMENT

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is: (1) specified in the notice of a meeting given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2021 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices and/or at the email address set forth above: •not earlier than the close of business on February 3, 2021, and •not later than the close of business on March 5, 2021. If we hold our 2021 Annual Meeting of Stockholders more than 30 days before or after June 3, 2021 (the one-year anniversary date of the 2020 Annual Meeting of Stockholders), the notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates: •the 10th day following the day on which notice of the meeting date is mailed, or •the 10th day following the day on which public disclosure of the meeting date is made. If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting. Nomination of Director Candidates: You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors, and should be directed to the Corporate Secretary of Alphabet at the mailing and/or email address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 27 of this proxy statement. In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with the advance notice procedure set forth in our bylaws, which, in general, require that our Corporate Secretary receive the notice within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement. Copy of Bylaw Provisions: A copy of our bylaws is available at https://abc.xyz/investor/other/bylaws/. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates.

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APPENDIX A ALPHABET INC. AMENDED AND RESTATED 2012 STOCK PLAN 1. Purpose of the Plan This Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability, and financial success of the Company. 2. Definitions As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below: (a) “Alphabet” means Alphabet Inc., a Delaware corporation. (b) “Award” means any cash-based or stock-based award granted by the Committee to members of the Board of Directors who are not employees of the Company in accordance with Section 3(b) below. Stock-based Awards may be in the form of any of the following, in each case in respect of Capital Stock: (a) Options, (b) stock appreciation rights, (c) restricted shares, (d) restricted stock units, (e) dividend equivalent rights, and (f) other equity-based or equity-related Awards (including, without limitation, the grant or offer for sale of unrestricted shares of Capital Stock) that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company. Cash-based awards may be in the form of (a) retainers, (b) meeting-based fees or (c) any other cash award that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company. (c) “Board of Directors” means the Board of Directors of Alphabet. (d) “Capital Stock” means Alphabet’s Class C Capital Stock, $0.001 par value per share, or any other security into which such capital stock shall be changed as contemplated by the adjustment provisions of Section 9 of the Plan. (e) “Cash Incentive Award” means an award granted pursuant to Section 8 of the Plan. (f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder. (g) “Committee” means the Leadership Development and Compensation Committee of the Board of Directors or such other committee, as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan. (h) “Company” means Alphabet and all of its Subsidiaries, collectively. (i) “Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation. (j) “Exchange Act” means the Securities Exchange Act of 1934, as amended. (k) “Fair Market Value” means, with respect to a share of Capital Stock, as of the applicable date of determination (i) the closing sales price on the date of determination or, if not so reported for such day, the immediately preceding business day of a share of Capital Stock as reported on the principal securities exchange on which shares of Capital Stock are then listed or admitted to trading or (ii) if not so reported, the closing bid price on the date of determination or, if not so reported for such day, on the immediately preceding business day as reported on the NASDAQ Stock Market or (iii) if not so reported, as furnished by any member of the Financial Industry Regulatory Authority, Inc. selected by the Committee. In the event that the price of a share of Capital Stock shall not be so reported, the Fair Market Value of a share of Capital Stock shall be determined by the Committee in its sole discretion. Notwithstanding the preceding, for federal, state and local income tax reporting purposes and for such other purposes as the Committee deems appropriate, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

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(l) “Incentive Award” means one or more Awards, Stock Incentive Awards and Cash Incentive Awards, collectively. (m) “Incentive Award Tra.nsfer Program” means any program instituted by the Board of Directors or the Committee which would permit Participants the opportunity to transfer any outstanding Incentive Awards to a financial institution or other Person selected by the Board of Directors or the Committee. (n) “ISO” shall mean any Option, or portion thereof, awarded to a Participant pursuant to the Plan which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code. (o) “Option” means a stock option to purchase shares of Capital Stock granted to a Participant pursuant to Section 6 of the Plan. (p) “Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7 of the Plan. (q) “Participant” means an employee or consultant of the Company or a member of the Board of Directors who is eligible to participate in the Plan pursuant to the terms and conditions hereof and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be. (r) “Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act. (s) “Plan” means this 2012 Amended and Restated Stock Plan, as it may be amended from time to time. (t) “Securities Act” means the Securities Act of 1933, as amended. (u) “Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan. (v) “Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act. 3. Stock Subject to the Plan and Limitations on Cash Incentive Awards (a) Stock Subject to the Plan The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 96,500,000 shares of Capital Stock in the aggregate. The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan that are intended to be ISOs shall not exceed 96,500,000 shares of Capital Stock in the aggregate. The shares referred to in the preceding sentences of this paragraph shall be subject to adjustment as provided in Section 9 and the following provisions of this Section 3. Shares of Capital Stock issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the sole discretion of the Committee. For purposes of the preceding paragraph, shares of Capital Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if shares of Capital Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Capital Stock that are available for delivery under the Plan. In addition, shares of Capital Stock related to Incentive Awards that expire, are forfeited or cancelled or terminated for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Capital Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Capital Stock that are available for delivery under the Plan. Shares of Capital Stock covered by Incentive Awards granted pursuant to the Plan in connection with the conversion, replacement, or adjustment of outstanding equity-based awards to reflect a merger or acquisition (within the meaning of NASDAQ Listing Rule 5635(c) and Interpretive Material 5635-1) shall not count as used under the Plan for purposes of this Section 3. Notwithstanding anything to the contrary herein, shares of Capital Stock attributable to Incentive Awards transferred under any Incentive Award Transfer Program shall not again be available for delivery under the Plan. (b) Non-Employee Director Awards In order to retain and compensate the non-employee members of the Board of Directors for their services, and to strengthen the alignment of their interests with those of the stockholders of the Company, the Plan permits the grant of cash-based and stock-based Awards to any non-employee member of the Board of Directors. Aggregate Awards granted to any non- employee member of the Board of Directors in respect of any calendar year, solely with respect to his or her service as a

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non-employee member of the Board of Directors, may not exceed $1,500,000 based on the aggregate value of cash-based Awards and the Fair Market Value of any stock-based Awards, in each case determined as of the date of grant. The Board of Directors will reassess this cap at least once every five years. Non-employee members of the Board of Directors shall not be eligible to receive any Incentive Awards other than Awards. 4. Administration of the Plan The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), and as “independent” within the meaning of any applicable stock exchange listing rules or similar regulatory authority. The Committee shall, consistent with the terms of the Plan, from time to time designate those employees and consultants of the Company and members of the Board of Directors who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee to any subcommittee thereof. In addition, the Committee may from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards, subject to such restrictions and limitation as the Committee may specify and to the requirements of Delaware General Corporation Law Section 157. The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing the grant of any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. The Committee shall have the authority, in its discretion, to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws. For purposes of clarity, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants. Without limiting the generality of the foregoing paragraph, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Unless the Committee provides otherwise in the agreement evidencing the grant of an Incentive Award, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company, it being understood that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a non-qualified Option. The provisions of this paragraph shall be administered and interpreted in a manner that does not give rise to any tax under Section 409A of the Code. The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Participant is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. The Committee may, without limitation and in its discretion, in connection with any such determination, provide for the accelerated vesting of any Incentive Award upon or after such cessation, subject to such terms and conditions as the Committee shall specify. The employment of a Participant with the Company shall not be deemed to have terminated for any purpose of the Plan if such Participant is employed by a Person that is part of the Company, and such Participant’s employment is subsequently transferred to any other Person that is part of the Company, unless and to the extent the Committee specifies otherwise in writing in the instrument evidencing the grant of an Incentive Award or otherwise. A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a consultant or director of the Company shall not be deemed to have had a termination of employment for purposes of the Plan, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties. All discretion granted to the Committee pursuant to this paragraph must be exercised in a manner that would not cause any tax to become due under Section 409A of the Code. On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award, or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code. The Board of Directors or the Committee may, at any time, in its sole and complete discretion, implement an Incentive Award Transfer Program.

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The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan. 5. Eligibility The Persons who shall be eligible to be selected by the Committee from time to time to receive Incentive Awards pursuant to the Plan shall be those Persons (a) who are employees and consultants of, or who render services directly or indirectly to, the Company or (b) who are members of the Board of Directors. Each Incentive Award granted under the Plan shall be evidenced by an instrument in writing in form and substance approved by the Committee. 6. Options The Committee may from time to time grant Options, subject to the following terms and conditions: (a) Exercise Price The exercise price per share of Capital Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Capital Stock on the date on which such Option is granted. (b) Term and Exercise of Options (i) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Capital Stock as shall be determined by the Committee on or after the date such Option is granted and set forth in the agreement evidencing the grant of such Option; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing the grant of such Option. (ii) Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. (iii) An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise. (iv) Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however, that the Committee may permit in its discretion Options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine, including through the implementation of an Incentive Award Transfer Program. (c) Effect of Termination of Employment or Other Relationship The agreement evidencing the grant of each Option shall specify the consequences with respect to such Option of the termination of the employment or other service between the Company and the Participant holding the Option. (d) Additional Terms for ISOs Each Option that is intended to qualify as an ISO shall be designated as such in the agreement evidencing its grant, and each agreement evidencing the grant of an Option that does not include any such designation shall be deemed to be a non-qualified Option. ISOs may only be granted to Persons who are employees of the Company. The aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Capital Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code. Any Option or a portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated hereunder as a non-qualified Option. No ISO may be granted to a Person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (i) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Capital Stock at the time such ISO is granted and (ii) such ISO is not exercisable after the expiration of five years from the date it is granted. (e) Repricing. Notwithstanding anything to the contrary herein, Alphabet may not reprice any Option without the approval of the stockholders of Alphabet. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of an Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling an Option at a time when its exercise price exceeds the Fair Market Value

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of the underlying Capital Stock, in exchange for another Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by the NASDAQ Stock Market. 7. Other Stock-Based Awards The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions (including any performance conditions) as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual shares of Capital Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Capital Stock, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (d) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Capital Stock that is specified at the time of the grant of such award. 8. Cash Incentive Awards The Committee may grant Cash Incentive Awards, subject to terms and conditions determined by the Committee in its sole discretion, provided that such terms and conditions are consistent with the terms and conditions of the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Capital Stock, provided that the term “Cash Incentive Award” shall exclude any Stock Incentive Award. 9. Adjustments Upon Certain Changes Subject to any action by the stockholders of Alphabet required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Alphabet (for the avoidance of doubt, references to common stock of Alphabet in this Plan shall include Capital Stock) are listed for trading: (a) Shares Available for Grants In the event of any change in the number or type of shares of common stock of Alphabet outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, or any change in the type and number of shares of common stock of Alphabet outstanding by reason of any other event or transaction, the Committee shall make appropriate adjustments in the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards, and the maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to be ISOs. (b) Increase or Decrease in Issued Shares Without Consideration In the event of any increase or decrease in the number or type of issued shares of common stock of Alphabet resulting from a subdivision or consolidation of shares of common stock of Alphabet or the payment of a stock dividend (but only on the shares of common stock of Alphabet), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall appropriately adjust the type or number of shares subject to each outstanding Incentive Award and the exercise price per share, if any, of shares subject to each such Incentive Award. (c) Certain Mergers In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Capital Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall appropriately adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such merger or consolidation. (d) Certain Other Transactions In the event of (i) a dissolution or liquidation of Alphabet, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis) or (iii) a merger, consolidation or similar transaction involving Alphabet in which the holders of shares of Capital Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, in its sole discretion, have the power to: (A) cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Capital Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such share of Capital Stock, provided that with respect to the shares of Capital Stock subject to any outstanding Option such value shall be equal to the excess of (1) the value, as determined by the

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Committee, of the property (including cash) received by the holder of a share of Capital Stock as a result of such event over (2) the exercise price of a share of Capital Stock subject to such Option; or (B) provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (1) some or all of the property which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such transaction or (2) securities of the acquirer or surviving corporation, and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price per share, if any, of stock subject to the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award. (e) Other Changes In the event of any change in the capitalization of Alphabet or corporate change other than those specifically referred to in paragraphs 9(b), (c) or (d), including without limitation, any extraordinary cash dividend, spin-off, split-off, sale of a Subsidiary or business unit, or similar transaction, the Committee may make such adjustments in the issuer, number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs, such as, for example, a rollover of Stock Incentive Awards, and in such other terms of such Incentive Award, as the Committee may consider appropriate. (f) Cash Incentive Awards In the event of any transaction or event described in this Section 9, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee may, in its sole discretion, make such adjustments of any Cash Incentive Award, as the Committee may consider appropriate in respect of such transaction or event. (g) No Other Rights Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Alphabet or any other corporation. Except as expressly provided in the Plan, no issuance by Alphabet of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award. (h) Savings Clause No provision of this Section 9 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. 10. Rights Under the Plan No Person shall have any rights as a stockholder with respect to any shares of Capital Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of Alphabet. Except as otherwise expressly provided in Section 9 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 10 is intended, or should be construed, to limit the authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Capital Stock if it were issued or outstanding, or from granting rights related to such dividends. The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor. 11. No Special Employment Rights; No Right to Incentive Award (a) Nothing contained in the Plan or any agreement evidence the grant of any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award. (b) No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

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12. Securities Matters (a) Alphabet shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Capital Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, Alphabet shall not be obligated to cause to be issued any shares of Capital Stock pursuant to the Plan unless and until Alphabet is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. The Committee may require, as a condition to the issuance of shares of Capital Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Committee deems necessary or desirable. (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to Alphabet shall have determined that the issuance of shares of Capital Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. Alphabet may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance of shares of Capital Stock pursuant to any Incentive Award pending or to ensure compliance under federal, state or local securities laws. Alphabet shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance of shares of Capital Stock pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto. 13. Withholding Taxes (a) Cash Remittance Whenever shares of Capital Stock are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, and whenever any amount shall become payable in respect of any Incentive Award, Alphabet shall have the right to require the Participant to remit to Alphabet in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant, vesting or payment prior to issuance of such shares or the effectiveness of the lapse of such restrictions or making of such payment. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Capital Stock), Alphabet shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment. (b) Stock Remittance At the election of the Participant, subject to the approval of the Committee, when shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to Alphabet a number of shares of Capital Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy withholding tax requirements, if any, attributable to such exercise, grant or vesting, but in no event exceeding the maximum statutory tax rates of the Participant’s applicable jurisdiction (or such other rate as would not trigger a negative accounting impact), as determined by Alphabet in its sole discretion. Such election shall satisfy the Participant’s obligations under Section 13(a) hereof, if any. (c) Stock Withholding When shares of Capital Stock are to be issued to a Participant upon the exercise, grant or vesting of an Incentive Award, Alphabet shall have the authority to withhold a number of such shares having a Fair Market Value at the date of the applicable taxable event determined by the Committee to be sufficient to satisfy withholding tax requirements, if any, attributable to such exercise, grant or vesting, but in no event exceeding the maximum statutory tax rates of the Participant’s applicable jurisdiction (or such other rate as would not trigger a negative accounting impact), as determined by Alphabet in its sole discretion. 14. Amendment or Termination of the Plan The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 14 shall be given effect to

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the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan. 15. No Obligation to Exercise The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award. 16. Transfers Upon Death Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death, to the extent permitted by the Committee (a “Permitted Designation”). Each such Permitted Designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such effective Permitted Designation, such Incentive Awards may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Alphabet unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award. 17. Expenses and Receipts The expenses of the Plan shall be paid by the Company. Any proceeds received by Alphabet in connection with any Incentive Award will be used for general corporate purposes. 18. Governing Law The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York without regard to its conflict of law principles. 19. Effective Date and Term of Plan The Plan was approved by the board of directors of Google Inc. on April 11, 2012, approved by the stockholders of Google Inc. on June 21, 2012, assumed by Alphabet on October 2, 2015, amended and restated by the Board of Directors as of October 2, 2015, amended by the Board of Directors on March 30, 2016 and approved by the stockholders on June 8, 2016, amended by the Leadership Development and Compensation Committee of the Board of Directors of Alphabet on July 27, 2016; amended by the Board of Directors on April 14, 2017 and approved by the stockholders on June 7, 2017; amended by the Board of Directors on April 18, 2018, and approved by the stockholders on June 8, 2018; amended and restated by the Board of Directors on April 24, 2019 and approved by the stockholders on June 19, 2019; and amended by the Board of Directors on April 22, 2020, subject to the approval of the amendment by the stockholders of Alphabet. No grants of Incentive Awards may be made under the Plan after April 11, 2022.

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INFORMATION CONCERNING ALPHABET’S ANNUAL MEETING OF STOCKHOLDERS To Our Stockholders: We are pleased to invite you to participate in Alphabet’s 2020 Annual Meeting of Stockholders to be held on Wednesday, June 3, 2020 at 9:00 a.m., Pacific Time, via our virtual meeting site at www.virtualshareholdermeeting.com/GOOGL20. If You Plan to Participate in the Annual Meeting: •Even if you plan to participate in the Annual Meeting, we recommend that you submit your proxy or voting instructions as described in the proxy statement so that your vote will be counted if you later decide not to participate in the Annual Meeting. •The accompanying proxy materials include instructions on how to participate in the Annual Meeting and how you may vote your shares. •You are entitled to participate in the Annual Meeting if you were a holder of Class A or Class B common stock as of the close of business on April 7, 2020, the record date, or hold a valid proxy for the Annual Meeting. Holders of Class A or Class B common stock as of the record date can participate in and vote at our Annual Meeting by logging in with the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice or the proxy card, or within the body of the email for electronic delivery recipients, at www.virtualshareholdermeeting.com/GOOGL20. All others may view the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR. •Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. Prior to the Annual Meeting, you may vote your proxy via the Internet, telephone, or if you received a printed copy of your proxy materials, by mail - in each case the deadline for voting is 11:59 p.m., Eastern Time, on Tuesday, June 2, 2020. To vote your shares via the Internet in advance of the Annual Meeting, go to the voting website, www.proxyvote.com and enter your 16-digit control number. •This year’s stockholders’ question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the Annual Meeting at www.proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting. com/GOOGL20. •We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the meeting on June 3, 2020. If you have difficulty accessing the Annual Meeting or during the Annual Meeting, please call 1-800-586- 1548 (toll free) or 1-303-562-9288 (international). We will have technicians available to assist you.

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